UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09637
                                   811-09739

Name of Fund: BlackRock Large Cap Series Funds, Inc.
                 BlackRock Large Cap Core Fund
                 BlackRock Large Cap Growth Fund
                 BlackRock Large Cap Value Fund
              Master Large Cap Series LLC
                 Master Large Cap Core Portfolio
                 Master Large Cap Growth Portfolio
                 Master Large Cap Value Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive
      Officer, BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2007

Date of reporting period: 11/01/2006 - 10/31/2007

Item 1 - Report to Stockholders

EQUITIES    FIXED INCOME   REAL ESTATE
LIQUIDITY   ALTERNATIVES   BLACKROCK SOLUTIONS

BlackRock                                                              BLACKROCK
Large Cap Series Funds, Inc.

ANNUAL REPORTS | OCTOBER 31, 2007

BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

Table of Contents

================================================================================
                                                                            Page
--------------------------------------------------------------------------------
A Letter to Shareholders .................................................     3
Annual Report:
Fund Summaries ...........................................................     4
About Fund Performance ...................................................    10
Disclosure of Expenses ...................................................    10
Fund Financial Statements:
   Statements of Assets and Liabilities ..................................    12
   Statements of Operations ..............................................    14
   Statements of Changes in Net Assets ...................................    15
Fund Financial Highlights ................................................    18
Fund Notes to Financial Statements .......................................    29
Fund Report of Independent Registered Public Accounting Firm .............    36
Important Tax Information ................................................    37
Proxy Results ............................................................    38
Master Portfolio Information .............................................    39
Master Financial Statements:
   Schedules of Investments ..............................................    41
   Statements of Assets and Liabilities ..................................    50
   Statements of Operations ..............................................    51
   Statements of Changes in Net Assets ...................................    52
Master Financial Highlights ..............................................    54
Master Notes to Financial Statements .....................................    55
Master Report of Independent Registered Public Accounting Firm ...........    58
Officers and Directors ...................................................    59
BlackRock Fund Information ...............................................    61
Mutual Fund Family .......................................................    63


2        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007

A Letter to Shareholders

Dear Shareholder

The October reporting period was fairly tumultuous for financial markets, but culminated in positive performance for most major benchmarks:

Total Returns as of October 31, 2007                                                    6-month         12-month
================================================================================================================
U.S. equities (S&P 500 Index)                                                            +5.49%          +14.56%
----------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                             +2.25%          + 9.27%
----------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                        +8.19%          +24.91%
----------------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                                 +2.68%          + 5.38%
----------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                           +1.30%          + 2.91%
----------------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)         -0.07%          + 6.89%
----------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Subprime mortgage woes dominated headlines for much of 2007, but intensified in the summer and fall, spawning a widespread liquidity and credit crisis with ramifications across global markets. The Federal Reserve Board (the "Fed") and other countries' central banks stepped in to inject liquidity into the markets and bolster investor confidence. The Fed cut the federal funds rate by 0.50% in September and another 0.25% on the final day of the reporting period, bringing its target rate to 4.50%. In taking action, the central bankers, who had long deemed themselves inflation fighters, were seeking to stem the fallout from the credit crunch and forestall a wider economic unraveling. By period-end, the Fed had cited the risks between slower economic growth and faster inflation as equally balanced.

Amid the volatility throughout the past year, equity markets have displayed surprising resilience. Most recently, the credit turmoil dampened corporate merger-and-acquisition (M&A) activity, a key source of strength for equity markets. Still, market fundamentals have held firm, dividend payouts and share buybacks have continued to grow, and valuations remain attractive. These tailwinds generally have prevailed over the headwinds created by the slowing U.S. economy, troubled housing market and, recently, a more difficult corporate earnings backdrop. International markets fared even better than U.S. equities, benefiting from robust M&A activity and generally stronger economies.

In fixed income markets, mixed economic signals and the credit woes resulted in a flight to quality. At the height of the uncertainty, investors shunned bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. The yield on 10-year Treasury issues, which touched 5.30% in June (its highest level in five years), fell to 4.48% by period-end, while prices correspondingly rose. The tax-exempt bond market has been challenged by a combination of record-setting supply year-to-date, economic uncertainty and concerns around the credit worthiness of bond insurers. This has brought municipal bond prices to relatively attractive levels and, as such, demand generally has remained firm.

As you navigate market volatility, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight and commentary from BlackRock investment professionals, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,


/s/ Robert C. Doll, Jr.

Robert C. Doll, Jr.
Vice Chairman, BlackRock, Inc.

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary                                       BlackRock Large Cap Core Fund

Portfolio Management Commentary

      How did the Fund perform?

o The Fund generated strong absolute returns for the fiscal year, but slightly underperformed its benchmark, the Russell 1000 Index.

      What factors influenced performance?

o At a very high level, strong performance generated by asset allocation decisions was offset by disappointing stock selection results.

o The Fund's favorable asset allocation decisions, through its investment in Master Large Cap Core Portfolio, included overweight positions in energy and information technology, and an underweight in financials. The Fund's weighting in financials is significantly below that of the benchmark, particularly in commercial banks and mortgage companies.

o Stock selection within the health care sector enhanced performance, particularly in biotechnology companies and service providers. Stock selection within the industrials and materials sectors also contributed positively to returns. The largest individual contributors to performance were Southern Copper Corp., Tesoro Corp., EMC Corp., The Goodyear Tire & Rubber Co. and Frontier Oil Corp.

o Stock selection in energy and information technology (IT) offset the aforementioned gains stemming from allocation decisions in these sectors. Within energy, recent underperformance is attributed largely to the refiners, which came under pressure in the third quarter of 2007 as margins were expected to compress. However, we believed that refiners were oversold and added to some of our positions on price weakness. Within technology, our lack of ownership of a few outperforming companies and stock-specific disappointments in the semiconductor, software and IT services areas hurt performance. The largest individual detractors were Apple, Lexmark International, Inc., BEA Systems, Inc., RadioShack Corp. and Electronic Data Systems Corp.

o The Fund's overweight position and stock selection in consumer discretionary proved negative for the period. Given ongoing concerns about consumer spending, we shifted the cyclical bias of the Fund away from the domestic consumer and toward more global, industrial-based companies.

      Describe recent portfolio activity.

o During the period, we increased the Fund's exposure to information technology and telecommunication services. Among our largest purchases were American International Group, Inc., ConocoPhillips, UnitedHealth Group, Inc., Valero Energy Corp. and Applied Materials, Inc.

o We reduced exposure to the consumer discretionary, energy, financials, industrials, consumer staples and materials sectors. Our largest sales included JPMorgan Chase & Co., Biogen Idec, Inc., Morgan Stanley, CSX and Goldman Sachs Group, Inc.

      Describe the Fund's positioning at period-end.

o Relative to its benchmark, the Fund ended the fiscal year overweight in information technology, health care, consumer discretionary and energy, and underweight in financials, consumer staples, utilities and telecommunication services.

o In our view, stocks are now more susceptible to economic and earnings disappointments than they were during the initial stages of the Federal Reserve Board's easing cycle. However, we believe more monetary relief should be in the pipeline, as economic conditions warrant further stimulus. Importantly, we do not believe inflation stands in the way of more rate cuts. As the economic data worsens, reflation should strengthen as the dominant market force, setting the stage for higher valuations.


4        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007

                                                   BlackRock Large Cap Core Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional and Investor A Shares compared to growth of an investment in the Russell 1000 Index. Values are from December 22, 1999 to October 2007:

                   Institutional             Investor A             Russell 1000
                        Shares*+               Shares*+                  Index++
12/22/99**               $10,000                 $9,475                  $10,000
10/00                    $11,770                $11,124                  $10,250
10/01                     $9,104                 $8,587                   $7,581
10/02                     $8,314                 $7,819                   $6,474
10/03                    $10,335                 $9,696                   $7,919
10/04                    $11,285                $10,568                   $8,658
10/05                    $13,310                $12,429                   $9,564
10/06                    $15,561                $14,494                  $11,097
10/07                    $17,668                $16,411                  $12,765

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests all of its assets in Master Large Cap Core Portfolio of Master Large Cap Series LLC. The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that the Manager believes blends growth and value.
++ This unmanaged broad-based Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Russell 1000 is a registered trademark of the Frank Russell Company.

Performance Summary for the Period Ended October 31, 2007

                                                                           Average Annual Total Returns*
                                             ---------------------------------------------------------------------------------------
                                                     1 Year                          5 Years                    Since Inception**
                                             -----------------------         -----------------------         -----------------------
                              6-Month        w/o sales       w/sales         w/o sales       w/sales         w/o sales       w/sales
                           Total Returns      charge          charge          charge          charge          charge          charge
------------------------------------------------------------------------------------------------------------------------------------
Institutional .............    +3.74%         +13.55%             --          +16.27%             --          +7.51%             --
Service ...................    +3.61          +13.26              --          +15.98              --          +7.24              --
Investor A ................    +3.58          +13.23          + 7.28%         +15.98          +14.74%         +7.24           +6.51%
Investor B ................    +3.15          +12.30          + 7.80          +15.08          +14.85          +6.40           +6.40
Investor C ................    +3.14          +12.40          +11.40          +15.08          +15.08          +6.41           +6.41
Class R ...................    +3.36          +12.90              --          +15.78              --          +7.02              --
Russell 1000 Index ........    +5.44          +15.03              --          +14.54              --          +3.15              --
------------------------------------------------------------------------------------------------------------------------------------

* Assuming maximum sales charges. See "About Fund Performance" on page 10 for a detailed description of share classes, including any related sales charges and fees.
**    The Fund commenced operations on December 22, 1999.

      Past performance is not indicative of future results.


        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007        5

Fund Summary                                     BlackRock Large Cap Growth Fund

Portfolio Management Commentary

      How did the Fund perform?

o The Fund generated strong absolute returns for the fiscal year, but modestly underperformed its benchmark, the Russell 1000 Growth Index.

      What factors influenced performance?

o At a very high level, the Fund's favorable stock selection, through its investment in Master Large Cap Growth Portfolio, in health care and industrials provided the most significant positive contribution to performance. Disappointing stock selection in the information technology and consumer discretionary sectors accounted for the majority of the underperformance.

o Stock selection and an underweighting of the consumer staples sector benefited performance. Stock selection also was strong in health care, where we took profits in service companies. We view these companies as trading vehicles given the countervailing influences of positive fundamentals and negative political pressures. Stock selection within the industrials sector, particularly among machinery companies, also enhanced Fund returns. The largest individual contributors to performance were Southern Copper Corp., Cisco Systems, Inc., Juniper Networks, Inc., Raytheon Co. and Biogen Idec, Inc.

o Stock selection in the energy sector (particularly in oil equipment and services companies) and in the consumer discretionary sector (notably in specialty and multi-line retailers) detracted from results. The performance-enhancing overweight in information technology (IT) was offset by poor stock selection within the sector as semiconductors, IT services, software and computers & peripherals did not perform as anticipated. The largest individual detractors included RadioShack Corp., Compuware Corp., CH Richard Ellis Group, Inc., Convergys Corp. and Electronic Data Systems Corp.

o Within information technology, we increased our weightings in companies with global exposure, where we believe there is significant upside potential. Within industrials and materials, we own a number of large, globally exposed companies benefiting from the commodity boom and general demand strength from both developing and emerging markets outside the United States.

      Describe recent portfolio activity.

o Over the course of the year, we increased the Fund's exposure to health care and information technology. Among our largest purchases were CA Inc., UnitedHealth Group, Inc., Dell, Inc., Valero Energy Corp. and RadioShack Corp.

o We reduced exposure to the consumer discretionary, industrials, financials and materials sectors. Our largest sales included Biogen Idec, Inc., Emdeon Corp., The Goldman Sachs Group, Inc., AMR Corp. and Continental Airlines, Inc.

      Describe the Fund's positioning at period-end.

o Relative to its benchmark, the Fund ended the fiscal year overweight in information technology, consumer discretionary and materials, and underweight in consumer staples, financials and utilities.

o In our view, stocks are now more susceptible to economic and earnings disappointments than they were during the initial stages of the Federal Reserve Board's easing cycle. However, we believe more monetary relief should be in the pipeline, as economic conditions warrant further stimulus. Importantly, we do not believe inflation stands in the way of more rate cuts. As the economic data worsens, reflation should strengthen as the dominant market force, setting the stage for higher valuations.


6        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007

                                                 BlackRock Large Cap Growth Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional and Investor A Shares compared to growth of an investment in the Russell 1000 Growth Index. Values are from December 22, 1999 to October 2007:

                                                                        Russell
                      Institutional             Investor A          1000 Growth
                           Shares*+               Shares*+              Index++
12/22/99**                  $10,000                 $9,475              $10,000
10/00                       $11,350                $10,726               $9,610
10/01                        $7,504                 $7,081               $5,771
10/02                        $6,443                 $6,057               $4,639
10/03                        $7,974                 $7,479               $5,651
10/04                        $8,364                 $7,830               $5,842
10/05                        $9,365                 $8,740               $6,357
10/06                       $10,636                 $9,896               $7,046
10/07                       $12,451                 $11,559              $8,401

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests all of its assets in Master Large Cap Growth Portfolio of Master Large Cap Series LLC. The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that the Manager believes have good prospects for earnings growth.
++ This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with a greater-than-average growth orientation. Russell 1000 is a registered trademark of the Frank Russell Company.

Performance Summary for the Period Ended October 31, 2007

                                                                           Average Annual Total Returns*
                                             ---------------------------------------------------------------------------------------
                                                     1 Year                          5 Years                    Since Inception**
                                             -----------------------         -----------------------         -----------------------
                              6-Month        w/o sales       w/sales         w/o sales       w/sales         w/o sales       w/sales
                           Total Returns      charge          charge          charge          charge          charge          charge
------------------------------------------------------------------------------------------------------------------------------------
Institutional ............     +5.89%         +17.07%             --          +14.08%             --          +2.83%             --
Service ..................     +5.82          +16.89              --          +13.80              --          +2.57              --
Investor A ...............     +5.74          +16.80          +10.67%         +13.80          +12.58%         +2.56           +1.86%
Investor B ...............     +5.35          +15.78          +11.28          +12.92          +12.67          +1.77           +1.77
Investor C ...............     +5.35          +15.79          +14.79          +12.90          +12.90          +1.76           +1.76
Class R ..................     +5.55          +16.36              --          +13.61              --          +2.37              --
Russell 1000 Growth Index      +9.97          +19.23              --          +12.61              --          -2.19              --
------------------------------------------------------------------------------------------------------------------------------------

* Assuming maximum sales charges. See "About Fund Performance" on page 10 for a detailed description of share classes, including any related sales charges and fees.
**    The Fund commenced operations on December 22, 1999.

      Past performance is not indicative of future results.


        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007        7

Fund Summary                                      BlackRock Large Cap Value Fund

Portfolio Management Commentary

      How did the Fund perform?

o The Fund delivered strong absolute performance for the fiscal year, outperforming its benchmark, the Russell 1000 Value Index.

      What factors influenced performance?

o The Fund's outperformance is attributed to both asset allocation and stock selection decisions. The Fund benefited, through its investment in Master Large Cap Value Portfolio, from its underweight position in financials and overweight in industrials, and from good stock selection in financials, health care and industrials.

o Within financials, the Fund is significantly underweight the benchmark, particularly in commercial banks, which have lagged recently. Stock selection among capital markets players and diversified financial services firms contributed positively.

o Stock selection and an overweight position in the industrials sector enhanced performance, thanks primarily to stock selection in the aerospace & defense and machinery areas. Within health care, service providers and biotechnology contributed positively to performance. The largest individual contributors included Tesoro Corp., EMC Corp., SPX Corp., Biogen Idec, Inc. and Frontier Oil Corp.

o Partially offsetting these positives was the combination of stock selection and an underweighting of the telecommunication services and utilities sectors. Stock selection was negative in consumer staples and information technology, and gains achieved from overweighting the energy sector were offset by poor stock performance. The biggest individual detractors included King Pharmaceuticals, Inc., ConocoPhillips, Lexmark International, Inc., BEA Systems, Inc. and Occidental Petroleum Corp.

o Stock selection and an overweight position in consumer discretionary hindered the Fund's relative results. Given ongoing concerns about consumer spending, we shifted the cyclical bias of the portfolio away from the domestic consumer and toward more global, industrial-based companies.

      Describe recent portfolio activity.

o Over the course of the year, we increased the Fund's exposure to health care, utilities and telecommunication services. Among our largest purchases were ConocoPhillips, American International Group, Inc., General Electric Co., Valero Energy Corp. and Deere & Co.

o We reduced exposure to the consumer discretionary, financials, energy and consumer staples sectors. Our largest sales included Citigroup, Inc., Biogen Idec, Inc., Prudential Financials, Inc., Lehman Brothers Holdings, Inc. and Merck & Co., Inc.

      Describe the Fund's positioning at period-end.

o Relative to its benchmark, the Fund ended the fiscal year overweight in information technology, health care, energy, industrials and materials, and underweight in financials, utilities, telecommunication services, consumer staples and consumer discretionary.

o In our view, stocks are now more susceptible to economic and earnings disappointments than they were during the initial stages of the Federal Reserve Board's easing cycle. However, we believe more monetary relief should be in the pipeline, as economic conditions warrant further stimulus. Importantly, we do not believe inflation stands in the way of more rate cuts. As the economic data worsens, reflation should strengthen as the dominant market force, setting the stage for higher valuations.


8        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007

                                                  BlackRock Large Cap Value Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional and Investor A Shares compared to growth of an investment in the Russell 1000 Value Index. Values are from December 22, 1999 to October 2007:

                                                                         Russell
                    Institutional             Investor A              1000 Value
                         Shares*+               Shares*+                 Index++
12/22/99**                $10,000                 $9,475                 $10,000
10/00                     $11,640                $11,000                 $10,809
10/01                     $10,684                $10,073                  $9,527
10/02                     $10,224                 $9,617                  $8,573
10/03                     $12,907                $12,112                 $10,533
10/04                     $14,730                $13,781                 $12,161
10/05                     $17,895                $16,702                 $13,604
10/06                     $21,128                $19,671                 $16,523
10/07                     $23,736                $22,039                 $18,313

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests all of its assets in Master Large Cap Value Portfolio of the Master Large Cap Series LLC. The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that the Manager believes are undervalued.
++ This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price/book ratios and lower forecasted growth values. Russell 1000 is a registered trademark of the Frank Russell Company.

Performance Summary for the Period Ended October 31, 2007

                                                                           Average Annual Total Returns*
                                             ---------------------------------------------------------------------------------------
                                                     1 Year                          5 Years                    Since Inception**
                                             -----------------------         -----------------------         -----------------------
                              6-Month        w/o sales       w/sales         w/o sales       w/sales         w/o sales       w/sales
                           Total Returns      charge          charge          charge          charge          charge          charge
------------------------------------------------------------------------------------------------------------------------------------
Institutional .............    +1.66%         +12.35%             --           +18.35%            --          +11.62%            --
Service ...................    +1.51          +12.01              --           +18.04             --          +11.34             --
Investor A ................    +1.44          +12.04          + 6.15%          +18.04         +16.77%         +11.34         +10.58%
Investor B ................    +1.05          +11.11          + 6.61           +17.13         +16.91          +10.48         +10.48
Investor C ................    +1.10          +11.14          +10.14           +17.13         +17.13          +10.49         +10.49
Class R ...................    +1.28          +11.71              --           +17.86             --          +11.13             --
Russell 1000(R) Value Index    +0.95          +10.83              --           +16.39             --          + 8.00             --
------------------------------------------------------------------------------------------------------------------------------------

* Assuming maximum sales charges. See "About Fund Performance" on page 10 for a detailed description of share classes, including any related sales charges and fees.
**    The Fund commenced operations on December 22, 1999.

      Past performance is not indicative of future results.


        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007        9

About Fund Performance                    BlackRock Large Cap Series Funds, Inc.

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Service Shares are not subject to any sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee) and are available only to eligible investors. For BlackRock Large Cap Growth Fund and BlackRock Large Cap Value Fund, prior to October 2, 2006, Service Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Service Share fees. For BlackRock Large Cap Core Fund, prior to September 24, 2007, Service Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Service Share fees.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

      Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance data does not reflect this potential fee. Figures shown in each of the performance tables on page 11 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Disclosure of Expenses                    BlackRock Large Cap Series Funds, Inc.

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense examples on page 11 (which are based on a hypothetical investment of $1,000 invested on May 1, 2007 and held through October 31, 2007) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled "Expenses Paid During the Period."

The tables also provide information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the tables are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical tables are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


10        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007

Disclosure of Expenses (concluded)        BlackRock Large Cap Series Funds, Inc.

BlackRock Large Cap Core Fund Expense Example

                                              Actual                                              Hypothetical**
                       ----------------------------------------------------    -----------------------------------------------------
                                           Ending                                                  Ending
                         Beginning      Account Value     Expenses Paid          Beginning      Account Value     Expenses Paid
                       Account Value+   Oct. 31, 2007   During the Period*++   Account Value+   Oct. 31, 2007   During the Period*++
------------------------------------------------------------------------------------------------------------------------------------
Institutional ........  $    1,000       $  1,037.40       $     4.52          $    1,000       $  1,020.76        $     4.48
Service ..............  $    1,000       $  1,036.10       $     1.30          $    1,000       $  1,004.32        $     1.28
Investor A ...........  $    1,000       $  1,035.80       $     5.95          $    1,000       $  1,019.35        $     5.90
Investor B ...........  $    1,000       $  1,031.50       $    10.09          $    1,000       $  1,015.27        $    10.01
Investor C ...........  $    1,000       $  1,031.40       $    10.09          $    1,000       $  1,015.27        $    10.01
Class R ..............  $    1,000       $  1,033.60       $     7.74          $    1,000       $  1,017.59        $     7.68
------------------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.88% for Institutional, 1.14% for Service, 1.16% for Investor A, 1.97% for Investor B, 1.97% for Investor C and 1.51% for Class
      R), multiplied by the average account value over the period, multiplied by 184/365 for Institutional, Investor A, Investor B, Investor C and Class R and 41/365 for Service (to reflect the periods shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master portfolio in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.
+ May 1, 2007 for Institutional, Investor A, Investor B, Investor C and Class R Shares and September 24, 2007 (commencement of operations) for Service Shares.
++ The period represents the six months ended for Institutional, Investor A, Investor B, Investor C and Class R Shares and from September 24, 2007 (commencement of operations) for Service Shares.

      See "Disclosure of Expenses" on page 10 for further information on how expenses were calculated.

BlackRock Large Cap Growth Fund Expense Example

                                               Actual                                              Hypothetical**
                        ----------------------------------------------------    ----------------------------------------------------
                          Beginning         Ending                                Beginning         Ending
                        Account Value    Account Value      Expenses Paid       Account Value    Account Value      Expenses Paid
                         May 1, 2007     Oct. 31, 2007    During the Period*     May 1, 2007     Oct. 31, 2007    During the Period*
------------------------------------------------------------------------------------------------------------------------------------
Institutional .........  $   1,000        $  1,058.90        $     4.98          $    1,000       $  1,020.37        $     4.89
Service ...............  $   1,000        $  1,058.20        $     6.07          $    1,000       $  1,019.31        $     5.96
Investor A ............  $   1,000        $  1,057.40        $     6.69          $    1,000       $  1,018.71        $     6.56
Investor B ............  $   1,000        $  1,053.50        $    10.71          $    1,000       $  1,014.77        $    10.51
Investor C ............  $   1,000        $  1,053.50        $    10.66          $    1,000       $  1,014.83        $    10.46
Class R ...............  $   1,000        $  1,055.50        $     8.39          $    1,000       $  1,017.04        $     8.24
------------------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.96% for Institutional, 1.17% for Service, 1.29% for Investor A, 2.07% for Investor B, 2.06% for Investor C and 1.62% for Class
      R), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master portfolio in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

      See "Disclosure of Expenses" on page 10 for further information on how expenses were calculated.

BlackRock Large Cap Value Fund Expense Example

                                               Actual                                              Hypothetical**
                        ----------------------------------------------------    ----------------------------------------------------
                          Beginning         Ending                                Beginning         Ending
                        Account Value    Account Value      Expenses Paid       Account Value    Account Value      Expenses Paid
                         May 1, 2007     Oct. 31, 2007    During the Period*     May 1, 2007     Oct. 31, 2007    During the Period*
------------------------------------------------------------------------------------------------------------------------------------
Institutional .........  $    1,000       $  1,016.60        $    4.42           $    1,000       $  1,020.81        $     4.43
Service ...............  $    1,000       $  1,015.10        $    5.54           $    1,000       $  1,019.71        $     5.55
Investor A ............  $    1,000       $  1,014.40        $    6.30           $    1,000       $  1,018.95        $     6.31
Investor B ............  $    1,000       $  1,010.50        $    9.98           $    1,000       $  1,015.27        $    10.01
Investor C ............  $    1,000       $  1,011.00        $   10.14           $    1,000       $  1,015.12        $    10.16
Class R ...............  $    1,000       $  1,012.80        $    7.97           $    1,000       $  1,017.29        $     7.98
------------------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.87% for Institutional, 1.09% for Service, 1.24% for Investor A, 1.97% for Investor B, 2.00% for Investor C and 1.57% for Class
      R), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master portfolio in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

      See "Disclosure of Expenses" on page 10 for further information on how expenses were calculated.


        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007        11

Statements of Assets and Liabilities      BlackRock Large Cap Series Funds, Inc.

                                                                                      BlackRock       BlackRock       BlackRock
                                                                                      Large Cap       Large Cap       Large Cap
As of October 31, 2007                                                                Core Fund       Growth Fund     Value Fund
====================================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------------------
Investment in Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio
  and Master Large Cap Value Portfolio (the "Portfolios"), respectively* .......    $5,486,963,863   $1,189,019,871   $5,312,347,223
Prepaid expenses and other assets ..............................................            17,531           25,971           65,124
                                                                                    ------------------------------------------------
Total assets ...................................................................     5,486,981,394    1,189,045,842    5,312,412,347
                                                                                    ------------------------------------------------
====================================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Payables:
    Distributor ................................................................         2,096,264          459,087        1,784,308
    Administrator ..............................................................         1,221,315          248,211        1,124,737
    Other affiliates ...........................................................         1,539,346          325,080        1,038,172
Accrued expenses and other liabilities .........................................           566,482           85,901          758,993
                                                                                    ------------------------------------------------
Total liabilities ..............................................................         5,423,407        1,118,279        4,706,210
                                                                                    ------------------------------------------------
====================================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Net assets .....................................................................    $5,481,557,987   $1,187,927,563   $5,307,706,137
                                                                                    ================================================
====================================================================================================================================
Net Assets Consist of
------------------------------------------------------------------------------------------------------------------------------------
Undistributed investment income -- net .........................................    $           --   $           --   $    4,460,258
Undistributed realized capital gains -- net ....................................        72,451,950       15,353,101      323,935,971
Unrealized appreciation -- net .................................................       927,645,686      186,509,054      707,606,515
                                                                                    ------------------------------------------------
Total accumulated earnings -- net ..............................................     1,000,097,636      201,862,155    1,036,002,744
Institutional Shares of Common Stock, $.10 par value+ ..........................        10,496,564        2,966,797        6,334,422
Service Shares of Common Stock, $.10 par value++ ...............................             4,468           90,025          161,746
Investor A Shares of Common Stock, $.10 par value+++ ...........................        12,881,054        2,695,924       12,167,142
Investor B Shares of Common Stock, $.10 par value++++ ..........................         3,643,249          923,072        1,427,327
Investor C Shares of Common Stock, $.10 par value+++++ .........................        10,712,391        2,452,105        4,952,099
Class R Shares of Common Stock, $.10 par value++++++ ...........................         1,161,222          810,934        1,059,880
Paid-in capital in excess of par ...............................................     4,442,561,403      976,126,551    4,245,600,777
                                                                                    ------------------------------------------------
Net Assets .....................................................................    $5,481,557,987   $1,187,927,563   $5,307,706,137
                                                                                    ================================================


12        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007

Statements of Assets and Liabilities (concluded)
                                          BlackRock Large Cap Series Funds, Inc.

                                                                                      BlackRock       BlackRock       BlackRock
                                                                                      Large Cap       Large Cap       Large Cap
As of October 31, 2007                                                                Core Fund       Growth Fund     Value Fund
====================================================================================================================================
Net Asset Value
------------------------------------------------------------------------------------------------------------------------------------
Institutional:
    Net assets ...............................................................    $1,532,235,458    $  368,000,512    $1,327,045,680
                                                                                  ==================================================
    Shares outstanding .......................................................       104,965,640        29,667,967        63,344,217
                                                                                  ==================================================
    Net asset value ..........................................................    $        14.60    $        12.40    $        20.95
                                                                                  ==================================================
Service:
    Net assets ...............................................................    $      640,361    $   11,134,327    $   33,789,712
                                                                                  ==================================================
    Shares outstanding .......................................................            44,676           900,253         1,617,459
                                                                                  ==================================================
    Net asset value ..........................................................    $        14.33    $        12.37    $        20.89
                                                                                  ==================================================
Investor A:
    Net assets ...............................................................    $1,846,006,907    $  327,501,336    $2,499,603,934
                                                                                  ==================================================
    Shares outstanding .......................................................       128,810,540        26,959,236       121,671,420
                                                                                  ==================================================
    Net asset value ..........................................................    $        14.33    $        12.15    $        20.54
                                                                                  ==================================================
Investor B:
    Net assets ...............................................................    $  494,478,093    $  105,512,681    $  277,112,904
                                                                                  ==================================================
    Shares outstanding .......................................................        36,432,489         9,230,720        14,273,274
                                                                                  ==================================================
    Net asset value ..........................................................    $        13.57    $        11.43    $        19.41
                                                                                  ==================================================
Investor C:
    Net assets ...............................................................    $1,447,335,926    $  280,142,191    $  959,038,528
                                                                                  ==================================================
    Shares outstanding .......................................................       107,123,913        24,521,048        49,520,993
                                                                                  ==================================================
    Net asset value ..........................................................    $        13.51    $        11.42    $        19.37
                                                                                  ==================================================
Class R:
    Net assets ...............................................................    $  160,861,242    $   95,636,516    $  211,115,379
                                                                                  ==================================================
    Shares outstanding .......................................................        11,612,219         8,109,338        10,598,803
                                                                                  ==================================================
    Net asset value ..........................................................    $        13.85    $        11.79    $        19.92
                                                                                  ==================================================
     *  Identified cost of the Portfolios ....................................    $4,559,318,177    $1,002,510,817    $4,604,740,708
                                                                                  ==================================================
     +  Authorized shares -- Institutional ...................................       400,000,000       100,000,000       400,000,000
                                                                                  ==================================================
    ++  Authorized shares -- Service .........................................        50,000,000        50,000,000        50,000,000
                                                                                  ==================================================
   +++  Authorized shares -- Investor A ......................................       300,000,000       100,000,000       400,000,000
                                                                                  ==================================================
  ++++  Authorized shares -- Investor B ......................................       200,000,000       200,000,000       200,000,000
                                                                                  ==================================================
 +++++  Authorized shares -- Investor C ......................................       400,000,000       100,000,000       400,000,000
                                                                                  ==================================================
++++++  Authorized shares -- Class R .........................................       200,000,000       200,000,000       200,000,000
                                                                                  ==================================================

      Investments in companies considered to be an affiliate of BlackRock Large Cap Core Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                   Purchase     Sales       Realized    Interest
      Affiliate                      Cost       Cost          Gain       Income
      --------------------------------------------------------------------------
      Master S&P 500 Index Series     --      $5,411,598   $13,103,860     --
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007        13

Statements of Operations                  BlackRock Large Cap Series Funds, Inc.

                                                                                      BlackRock       BlackRock       BlackRock
                                                                                      Large Cap       Large Cap       Large Cap
For the Year Ended October 31, 2007                                                   Core Fund       Growth Fund     Value Fund
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income allocated from the Portfolios:
    Dividends ................................................................    $  45,839,434     $   7,282,031     $  67,128,760
    Securities lending -- net ................................................        1,381,210           290,141           864,456
    Interest from affiliates .................................................           52,875           165,636           558,701
    Expenses .................................................................      (20,677,334)       (5,366,052)      (23,945,743)
                                                                                  -------------------------------------------------
Total income .................................................................       26,596,185         2,371,756        44,606,174
                                                                                  -------------------------------------------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Service and distribution fees -- Investor C ..................................       13,315,927         2,317,598         8,987,184
Administration fees ..........................................................       10,546,492         2,410,868        11,701,209
Service and distribution fees -- Investor B ..................................        4,097,523         1,088,281         3,043,392
Service fees -- Investor A ...................................................        3,222,588           675,672         5,224,258
Transfer agent fees -- Investor C ............................................        2,219,837           467,501         1,659,805
Transfer agent fees -- Investor A ............................................        1,976,169           487,376         2,936,598
Transfer agent fees -- Institutional .........................................        1,194,867           340,282         1,216,944
Service and distribution fees -- Class R .....................................          649,668           359,222           820,375
Transfer agent fees -- Investor B ............................................          738,851           257,695           592,045
Printing and shareholder reports .............................................          399,164            87,029           398,517
Registration fees ............................................................          239,363           111,449           272,239
Transfer agent fees -- Class R ...............................................          257,828           177,212           355,499
Transfer agent fees -- Service ...............................................              103             7,592            40,968
Professional fees ............................................................           73,033            31,611            90,743
Service fees -- Service ......................................................              172            16,990            70,678
Custodian fees ...............................................................            2,368             2,009            10,211
Accounting services ..........................................................              105                --                --
Other ........................................................................           32,318            16,763            25,045
                                                                                  -------------------------------------------------
Total expenses before reimbursement ..........................................       38,966,376         8,855,150        37,445,710
Reimbursement of expenses ....................................................         (329,053)               --                --
                                                                                  -------------------------------------------------
Total expenses ...............................................................       38,637,323         8,855,150        37,445,710
                                                                                  -------------------------------------------------
Investment income (loss) -- net. .............................................      (12,041,138)       (6,483,394)        7,160,464
                                                                                  -------------------------------------------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
Realized gain on:
    Allocations from the Portfolio ...........................................      498,351,923        69,191,141       335,108,036
    Allocations from the Master S&P 500 Index Series (the "Series") ..........       13,103,860                --                --
                                                                                  -------------------------------------------------
Total realized gain -- net ...................................................      511,455,783        69,191,141       335,108,036
                                                                                  -------------------------------------------------
Change in unrealized appreciation on:
    Allocations from the Portfolio ...........................................       29,238,617        83,548,531       141,991,944
    Allocations from the Series ..............................................      (10,726,945)               --                --
                                                                                  -------------------------------------------------
Total change in unrealized appreciation -- net ...............................       18,511,672        83,548,531       141,991,944
                                                                                  -------------------------------------------------
Total realized and unrealized gain -- net ....................................      529,967,455       152,739,672       477,099,980
                                                                                  -------------------------------------------------
Net Increase in Net Assets Resulting from Operations .........................    $ 517,926,317     $ 146,256,278     $ 484,260,444
                                                                                  ==================================================

See Notes to Financial Statements.


14        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007

Statements of Changes in Net Assets                BlackRock Large Cap Core Fund

                                                                                                        For the Year Ended
                                                                                                           October 31,
                                                                                                -----------------------------------
Increase (Decrease) in Net Assets:                                                                   2007                2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Investment loss -- net .....................................................................    $   (12,041,138)    $   (11,265,929)
Realized gain -- net .......................................................................        511,455,783         179,091,130
Change in unrealized appreciation -- net ...................................................         18,511,672         276,027,847
                                                                                                -----------------------------------
Net increase in net assets resulting from operations .......................................        517,926,317         443,853,048
                                                                                                -----------------------------------
===================================================================================================================================
Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
Realized gain -- net:
    Institutional ..........................................................................        (99,449,229)        (57,857,569)
    Investor A .............................................................................       (122,443,778)        (62,093,983)
    Investor B .............................................................................        (34,481,267)        (35,312,162)
    Investor C .............................................................................       (130,020,216)        (70,619,981)
    Class R ................................................................................        (13,745,990)         (5,587,829)
                                                                                                -----------------------------------
Net decrease in net assets resulting from distributions to shareholders ....................       (400,140,480)       (231,471,524)
                                                                                                -----------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets derived from capital share transactions .........................      1,660,734,627       1,029,911,537
                                                                                                -----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets ...............................................................      1,778,520,464       1,242,293,061
Beginning of year ..........................................................................      3,703,037,523       2,460,744,462
                                                                                                -----------------------------------
End of year* ...............................................................................    $ 5,481,557,987     $ 3,703,037,523
                                                                                                ===================================
    * Accumulated investment loss -- net ...................................................                 --     $       (45,543)
                                                                                                ===================================

      See Notes to Financial Statements.


        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007        15

Statements of Changes In Net Assets              BlackRock Large Cap Growth Fund

                                                                                                        For the Year Ended
                                                                                                           October 31,
                                                                                                -----------------------------------
Increase (Decrease) in Net Assets:                                                                   2007                2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Investment loss -- net .....................................................................    $    (6,483,394)    $    (4,681,453)
Realized gain -- net .......................................................................         69,191,141          24,740,475
Change in unrealized appreciation -- net ...................................................         83,548,531          44,967,618
                                                                                                -----------------------------------
Net increase in net assets resulting from operations .......................................        146,256,278          65,026,640
                                                                                                -----------------------------------
===================================================================================================================================
Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
Realized gain -- net:
    Institutional ..........................................................................           (785,321)                 --
    Service ................................................................................            (17,414)                 --
    Investor A .............................................................................           (858,312)                 --
    Investor B .............................................................................           (412,496)                 --
    Investor C .............................................................................           (747,786)                 --
    Class R ................................................................................           (211,333)                 --
                                                                                                -----------------------------------
Net decrease in net assets resulting from distributions to shareholders ....................         (3,032,662)                 --
                                                                                                -----------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets derived from capital share transactions .........................        260,169,210         230,644,704
                                                                                                -----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets ...............................................................        403,392,826         295,671,344
Beginning of year ..........................................................................        784,534,737         488,863,393
                                                                                                -----------------------------------
End of year ................................................................................    $ 1,187,927,563     $   784,534,737
                                                                                                ===================================

See Notes to Financial Statements.


16        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007

Statements of Changes in Net Assets               BlackRock Large Cap Value Fund

                                                                                                        For the Year Ended
                                                                                                           October 31,
                                                                                                -----------------------------------
Increase (Decrease) in Net Assets:                                                                   2007                2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net ............................................................    $     7,160,464     $    (3,327,782)
Realized gain -- net .......................................................................        335,108,036         116,307,468
Change in unrealized appreciation -- net ...................................................        141,991,944         272,889,139
                                                                                                -----------------------------------
Net increase in net assets resulting from operations .......................................        484,260,444         385,868,825
                                                                                                -----------------------------------
===================================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net:
    Institutional ..........................................................................         (1,176,425)                 --
    Service ................................................................................            (12,439)                 --
    Investor A .............................................................................         (1,464,394)                 --
    Class R ................................................................................            (46,948)                 --
Realized gain -- net:
    Institutional ..........................................................................        (16,065,705)        (37,978,492)
    Service ................................................................................           (386,770)               (336)
    Investor A .............................................................................        (27,046,018)        (41,836,619)
    Investor B .............................................................................         (5,082,815)        (15,641,418)
    Investor C .............................................................................        (12,945,329)        (31,948,254)
    Class R ................................................................................         (2,059,378)         (4,331,376)
                                                                                                -----------------------------------
Net decrease in net assets resulting from dividends and distributions to shareholders ......        (66,286,221)       (131,736,495)
                                                                                                -----------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets derived from capital share transactions .........................      1,039,235,808       2,061,799,094
                                                                                                -----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets ...............................................................      1,457,210,031       2,315,931,424
Beginning of year ..........................................................................      3,850,496,106       1,534,564,682
                                                                                                -----------------------------------
End of year* ...............................................................................    $ 5,307,706,137     $ 3,850,496,106
                                                                                                ===================================
    * Undistributed investment income -- net ...............................................    $     4,460,258                  --
                                                                                                ===================================

      See Notes to Financial Statements.


        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007        17

Financial Highlights                                               Institutional

                                                                                BlackRock Large Cap Core Fund
                                                          -------------------------------------------------------------------------
                                                                                For the Year Ended October 31,
The following per share data and ratios have been derived -------------------------------------------------------------------------
from information provided in the financial statements.       2007            2006            2005            2004           2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...................    $    14.20      $    13.20      $    11.28      $    10.33     $     8.31
                                                          -------------------------------------------------------------------------
Investment income (loss) -- net** ....................           .04             .03             .04             .02            .01
Realized and unrealized gain -- net ..................          1.83            2.10            1.97             .93           2.01
                                                          -------------------------------------------------------------------------
Total from investment operations .....................          1.87            2.13            2.01             .95           2.02
                                                          -------------------------------------------------------------------------
Less dividends and distributions:
    Investment income -- net .........................            --              --              --              --             --
    Realized gain -- net .............................         (1.47)          (1.13)           (.09)             --             --
                                                          -------------------------------------------------------------------------
Total dividends and distributions ....................         (1.47)          (1.13)           (.09)             --             --
                                                          -------------------------------------------------------------------------
Net asset value, end of year .........................    $    14.60      $    14.20      $    13.20      $    11.28     $    10.33
                                                          =========================================================================
===================================================================================================================================
Total Investment Return***
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ...................         13.55%          16.91%          17.94%           9.20%         24.31%
                                                          =========================================================================
===================================================================================================================================
Ratios to Average Net Assets*
-----------------------------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement .......................           .87%            .89%            .91%            .93%           .98%
                                                          =========================================================================
Expenses .............................................           .87%            .89%            .91%            .93%           .98%
                                                          =========================================================================
Investment income (loss) -- net ......................           .24%            .19%            .31%            .17%           .06%
                                                          =========================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ...............    $1,532,235      $  922,301      $  601,378      $  415,647     $  307,277
                                                          =========================================================================
Portfolio turnover of the Fund .......................             0%              0%             --              --             --
                                                          =========================================================================
Portfolio turnover of the Portfolios .................            96%             88%             94%            135%           139%
                                                          =========================================================================

* Includes the Fund's share of the Portfolio's allocated expenses and/or investment income (loss).
**    Based on average shares outstanding.
***   Total investment returns exclude the effect of any sales charges.

      See Notes to Financial Statements.


18        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007

                                                                              BlackRock Large Cap Growth Fund
                                                          ------------------------------------------------------------------------
                                                                               For the Year Ended October 31,
The following per share data and ratios have been derived ------------------------------------------------------------------------
from information provided in the financial statements.       2007           2006            2005            2004           2003
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...................    $    10.63     $     9.36      $     8.36      $     7.97     $     6.44
                                                          ------------------------------------------------------------------------
Investment income (loss) -- net** ....................          (.02)          (.02)           (.02)           (.04)          (.04)
Realized and unrealized gain -- net ..................          1.83           1.29            1.02             .43           1.57
                                                          ------------------------------------------------------------------------
Total from investment operations .....................          1.81           1.27            1.00             .39           1.53
                                                          ------------------------------------------------------------------------
Less dividends and distributions:
    Investment income -- net .........................            --             --              --              --             --
    Realized gain -- net .............................          (.04)            --              --              --             --
                                                          ------------------------------------------------------------------------
Total dividends and distributions ....................          (.04)            --              --              --             --
                                                          ------------------------------------------------------------------------
Net asset value, end of year .........................    $    12.40     $    10.63      $     9.36      $     8.36     $     7.97
                                                          ========================================================================
==================================================================================================================================
Total Investment Return***
----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ...................         17.07%         13.57%          11.96%           4.89%         23.76%
                                                          ========================================================================
==================================================================================================================================
Ratios to Average Net Assets*
----------------------------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement .......................           .95%          1.04%           1.08%           1.13%          1.22%
                                                          ========================================================================
Expenses .............................................           .95%          1.04%           1.08%           1.13%          1.22%
                                                          ========================================================================
Investment income (loss) -- net ......................          (.16%)         (.22%)          (.20%)          (.45%)         (.57%)
                                                          ========================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ...............    $  368,001     $  215,697      $  128,667      $   79,869     $   53,163
                                                          ========================================================================
Portfolio turnover of the Fund .......................            --             --              --              --             --
                                                          ========================================================================
Portfolio turnover of the Portfolios .................            87%           117%            132%            165%           178%
                                                          ========================================================================

                                                                               BlackRock Large Cap Value Fund
                                                          -----------------------------------------------------------------------
                                                                               For the Year Ended October 31,
The following per share data and ratios have been derived -----------------------------------------------------------------------
from information provided in the financial statements.       2007           2006            2005            2004          2003
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...................    $    18.96     $    17.12      $    14.71      $    12.89    $    10.21
                                                          -----------------------------------------------------------------------
Investment income (loss) -- net** ....................           .12            .06             .06             .07           .06
Realized and unrealized gain -- net ..................          2.19           2.93            3.01            1.75          2.62
                                                          -----------------------------------------------------------------------
Total from investment operations .....................          2.31           2.99            3.07            1.82          2.68
                                                          -----------------------------------------------------------------------
Less dividends and distributions:
    Investment income -- net .........................          (.02)            --              --              --            --
    Realized gain -- net .............................          (.30)         (1.15)           (.66)             --            --
                                                          -----------------------------------------------------------------------
Total dividends and distributions ....................          (.32)         (1.15)           (.66)             --            --
                                                          -----------------------------------------------------------------------
Net asset value, end of year .........................    $    20.95     $    18.96      $    17.12      $    14.71    $    12.89
                                                          =======================================================================
=================================================================================================================================
Total Investment Return***
---------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ...................         12.35%         18.06%          21.49%          14.12%        26.25%
                                                          =======================================================================
=================================================================================================================================
Ratios to Average Net Assets*
---------------------------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement .......................           .88%           .94%            .98%           1.01%         1.03%
                                                          =======================================================================
Expenses .............................................           .88%           .94%            .98%           1.01%         1.03%
                                                          =======================================================================
Investment income (loss) -- net ......................           .59%           .32%            .35%            .49%          .51%
                                                          =======================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ...............    $1,327,046     $  990,081      $  446,172      $  194,625    $   92,736
                                                          =======================================================================
Portfolio turnover of the Fund .......................            --             --              --              --            --
                                                          =======================================================================
Portfolio turnover of the Portfolios .................            72%            71%             95%            128%          157%
                                                          =======================================================================


        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007        19

Financial Highlights (continued)                                         Service

                                                              BlackRock             BlackRock                   BlackRock
                                                              Large Cap             Large Cap                   Large Cap
                                                              Core Fund             Growth Fund                 Value Fund
                                                           ----------------  --------------------------  ---------------------------
                                                                For the                      For the                      For the
                                                                Period         For the       Period       For the         Period
                                                           Sept. 24, 2007@@  Year Ended  Oct. 2, 2006@@  Year Ended   Oct. 2, 2006@@
The following per share data and ratios have been derived    to Oct. 31,     October 31,   to Oct. 31,   October 31,    to Oct. 31,
from information provided in the financial statements.          2007            2007          2006          2007           2006
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .................         $  14.02       $  10.62      $  10.18       $  18.95      $  18.62
                                                               ---------------------------------------------------------------------
Investment income (loss) -- net*** ...................             (.01)          (.05)         (.01)           .06          (.01)
Realized and unrealized gain -- net ..................              .32           1.84           .45           2.19           .65
                                                               ---------------------------------------------------------------------
Total from investment operations .....................              .31           1.79           .44           2.25           .64
                                                               ---------------------------------------------------------------------
Less dividends and distributions:
    Investment income -- net .........................               --             --            --           (.01)           --
    Realized gain -- net .............................               --           (.04)           --           (.30)         (.31)
                                                               ---------------------------------------------------------------------
Total dividends and distributions ....................               --           (.04)           --           (.31)         (.31)
                                                               ---------------------------------------------------------------------
Net asset value, end of period .......................         $  14.33       $  12.37      $  10.62       $  20.89      $  18.95
                                                               =====================================================================
====================================================================================================================================
Total Investment Return
------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ...................             2.21%@        16.89%         4.32%@        12.01%         3.49%@
                                                               =====================================================================
====================================================================================================================================
Ratios to Average Net Assets**
------------------------------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement .......................             1.14%*         1.20%         1.36%*         1.18%         1.35%*
                                                               =====================================================================
Expenses .............................................             1.14%*         1.20%         1.36%*         1.18%         1.35%*
                                                               =====================================================================
Investment income (loss) -- net ......................             (.52%)*        (.42%)       (1.14%)*         .29%        (1.14%)*
                                                               =====================================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) .............         $    640       $ 11,134      $  5,014       $ 33,790      $ 24,828
                                                               =====================================================================
Portfolio turnover of the Portfolios .................               96%            87%          117%            72%           71%
                                                               =====================================================================

*     Annualized.
** Includes the Fund's share of the Portfolio's allocated expenses and/or investment income (loss).
***   Based on average shares outstanding.
@     Aggregate total investment return.
@@    Commencement of operations.

      See Notes to Financial Statements.


20        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007

Financial Highlights (continued)                                      Investor A

                                                                               BlackRock Large Cap Core Fund
                                                          ------------------------------------------------------------------------
                                                                               For the Year Ended October 31,
The following per share data and ratios have been derived ------------------------------------------------------------------------
from information provided in the financial statements.       2007           2006            2005            2004           2003
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...................    $    13.97     $    13.01      $    11.15      $    10.23     $     8.25
                                                          ------------------------------------------------------------------------
Investment income (loss) -- net** ....................            --@          (.01)            .01            (.01)          (.02)
Realized and unrealized gain -- net ..................          1.79           2.08            1.94             .93           2.00
                                                          ------------------------------------------------------------------------
Total from investment operations .....................          1.79           2.07            1.95             .92           1.98
                                                          ------------------------------------------------------------------------
Less distributions from realized gain -- net .........         (1.43)         (1.11)           (.09)             --             --
                                                          ------------------------------------------------------------------------
Net asset value, end of year .........................    $    14.33     $    13.97      $    13.01      $    11.15     $    10.23
                                                          ========================================================================
==================================================================================================================================
Total Investment Return+
----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ...................         13.23%         16.61%          17.61%           8.99%         24.00%
                                                          ========================================================================
==================================================================================================================================
Ratios to Average Net Assets*
----------------------------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement .......................          1.14%          1.14%           1.16%           1.18%          1.23%
                                                          ========================================================================
Expenses .............................................          1.16%          1.14%           1.16%           1.18%          1.23%
                                                          ========================================================================
Investment income (loss) -- net ......................          (.03%)         (.06%)           .05%           (.09%)         (.21%)
                                                          ========================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ...............    $1,846,007     $1,028,585      $  629,682      $  392,896     $  293,144
                                                          ========================================================================
Portfolio turnover of the Fund .......................             0%             0%             --              --             --
                                                          ========================================================================
Portfolio turnover of the Portfolio ..................            96%            88%             94%            135%           139%
                                                          ========================================================================

* Includes the Fund's share of the Portfolio's allocated expenses and/or investment income (loss).
**    Based on average shares outstanding.
+     Total investment returns exclude the effects of any sales charges.
@     Amount is less than $.01 per share.

      See Notes to Financial Statements.


        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007        21

Financial Highlights (continued)                                      Investor A

                                                               BlackRock Large Cap Growth Fund
The following per share data and          --------------------------------------------------------------------------
ratios have been derived from                                   For the Year Ended October 31,
information provided in the               --------------------------------------------------------------------------
financial statements.                        2007            2006            2005            2004            2003
====================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...    $    10.44      $     9.22      $     8.26      $     7.89      $     6.39
                                          --------------------------------------------------------------------------
Investment income (loss) -- net** ....          (.05)           (.06)           (.04)           (.06)           (.05)
Realized and unrealized gain -- net ..          1.80            1.28            1.00             .43            1.55
                                          --------------------------------------------------------------------------
Total from investment operations .....          1.75            1.22             .96             .37            1.50
                                          --------------------------------------------------------------------------
Less dividends and distributions:
    Investment income -- net .........            --              --              --              --              --
    Realized gain -- net .............          (.04)             --              --              --              --
                                          --------------------------------------------------------------------------
Total dividends and distributions ....          (.04)             --              --              --              --
                                          --------------------------------------------------------------------------
Net asset value, end of year .........    $    12.15      $    10.44      $     9.22      $     8.26      $     7.89
                                          ==========================================================================
====================================================================================================================
Total Investment Return+
-------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ...         16.80%          13.23%          11.62%           4.69%          23.47%
                                          ==========================================================================
====================================================================================================================
Ratios to Average Net Assets*
-------------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement .......          1.27%           1.29%           1.33%           1.38%           1.46%
                                          ==========================================================================
Expenses .............................          1.27%           1.29%           1.33%           1.38%           1.46%
                                          ==========================================================================
Investment income (loss) -- net ......          (.46%)          (.48%)          (.46%)          (.69%)          (.81%)
                                          ==========================================================================
====================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)    $  327,501      $  218,017      $  112,887      $   64,539      $   27,410
                                          ==========================================================================
Portfolio turnover of the Portfolios              87%            117%            132%            165%            178%
                                          ==========================================================================

                                                                BlackRock Large Cap Value Fund
The following per share data and          -------------------------------------------------------------------------
ratios have been derived from                                   For the Year Ended October 31,
information provided in the               -------------------------------------------------------------------------
financial statements.                        2007            2006            2005            2004           2003
===================================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...    $    18.64      $    16.86      $    14.53      $    12.77     $    10.14
                                          -------------------------------------------------------------------------
Investment income (loss) -- net** ....           .06             .01             .02             .03            .03
Realized and unrealized gain -- net ..          2.16            2.89            2.97            1.73           2.60
                                          -------------------------------------------------------------------------
Total from investment operations .....          2.22            2.90            2.99            1.76           2.63
                                          -------------------------------------------------------------------------
Less dividends and distributions:
    Investment income -- net .........          (.02)             --              --              --             --
    Realized gain -- net .............          (.30)          (1.12)           (.66)             --             --
                                          -------------------------------------------------------------------------
Total dividends and distributions ....          (.32)          (1.12)           (.66)             --             --
                                          -------------------------------------------------------------------------
Net asset value, end of year .........    $    20.54      $    18.64      $    16.86      $    14.53     $    12.77
                                          =========================================================================
===================================================================================================================
Total Investment Return+
-------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ...         12.04%          17.78%          21.20%          13.78%         25.94%
                                          =========================================================================
===================================================================================================================
Ratios to Average Net Assets*
-------------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement .......          1.17%           1.19%           1.23%           1.26%          1.28%
                                          =========================================================================
Expenses .............................          1.17%           1.19%           1.23%           1.26%          1.28%
                                          =========================================================================
Investment income (loss) -- net ......           .28%            .05%            .10%            .21%           .24%
                                          =========================================================================
===================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)    $2,499,604      $1,652,442      $  371,216      $  161,867     $   90,358
                                          =========================================================================
Portfolio turnover of the Portfolios              72%             71%             95%            128%           157%
                                          =========================================================================

* Includes the Fund's share of the Portfolio's allocated expenses and/or investment income (loss).
**    Based on average shares outstanding.
+     Total investment returns exclude the effects of any sales charges.

      See Notes to Financial Statements.


22        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007

Financial Highlights (continued)                                      Investor B

                                                                      BlackRock Large Cap Core Fund
The following per share data and                --------------------------------------------------------------------------
ratios have been derived from                                         For the Year Ended October 31,
information provided in the                     --------------------------------------------------------------------------
financial statements.                              2007            2006            2005            2004            2003
==========================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .........    $    13.30      $    12.43      $    10.74      $     9.93      $     8.07
                                                --------------------------------------------------------------------------
Investment loss -- net** ...................          (.10)           (.11)           (.08)           (.09)           (.08)
Realized and unrealized gain -- net ........          1.69            1.99            1.86             .90            1.94
                                                --------------------------------------------------------------------------
Total from investment operations ...........          1.59            1.88            1.78             .81            1.86
                                                --------------------------------------------------------------------------
Less distributions from realized gain -- net         (1.32)          (1.01)           (.09)             --              --
                                                --------------------------------------------------------------------------
Net asset value, end of year ...............    $    13.57      $    13.30      $    12.43      $    10.74      $     9.93
                                                ==========================================================================
==========================================================================================================================
Total Investment Return+
--------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .........         12.30%          15.72%          16.69%           8.16%          23.05%
                                                ==========================================================================
==========================================================================================================================
Ratios to Average Net Assets*
--------------------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement .............          1.93%           1.91%           1.93%           1.95%           2.00%
                                                ==========================================================================
Expenses ...................................          1.94%           1.91%           1.93%           1.95%           2.00%
                                                ==========================================================================
Investment loss -- net .....................          (.78%)          (.83%)          (.66%)          (.86%)          (.96%)
                                                ==========================================================================
==========================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) .....    $  494,478      $  467,145      $  446,242      $  412,162      $  389,598
                                                ==========================================================================
Portfolio turnover of the Fund .............             0%              0%             --              --              --
                                                ==========================================================================
Portfolio turnover of the Portfolio ........            96%             88%             94%            135%            139%
                                                ==========================================================================

* Includes the Fund's share of the Portfolio's allocated expenses and/or investment income (loss).
**    Based on average shares outstanding.
+     Total investment returns exclude the effects of any sales charges.

      See Notes to Financial Statements.


        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007        23

Financial Highlights (continued)                                      Investor B

                                                                BlackRock Large Cap Growth Fund
The following per share data and                ----------------------------------------------------------------
ratios have been derived from                                    For the Year Ended October 31,
information provided in the                     ----------------------------------------------------------------
financial statements.                             2007          2006          2005          2004          2003
================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .........    $   9.91      $   8.82      $   7.96      $   7.66      $   6.25
                                                ----------------------------------------------------------------
Investment loss -- net** ...................        (.13)         (.12)         (.10)         (.12)         (.10)
Realized and unrealized gain -- net ........        1.69          1.21           .96           .42          1.51
                                                ----------------------------------------------------------------
Total from investment operations ...........        1.56          1.09           .86           .30          1.41
                                                ----------------------------------------------------------------
Less distributions from realized gain -- net        (.04)           --            --            --            --
                                                ----------------------------------------------------------------
Net asset value, end of year ...............    $  11.43      $   9.91      $   8.82      $   7.96      $   7.66
                                                ================================================================
================================================================================================================
Total Investment Return+
----------------------------------------------------------------------------------------------------------------
Based on net asset value per share .........       15.78%        12.36%        10.80%         3.92%        22.56%
                                                ================================================================
================================================================================================================
Ratios to Average Net Assets*
----------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement .............        2.08%         2.07%         2.11%         2.16%         2.27%
                                                ================================================================
Expenses ...................................        2.08%         2.07%         2.11%         2.16%         2.27%
                                                ================================================================
Investment loss -- net .....................       (1.26%)       (1.25%)       (1.15%)       (1.48%)       (1.61%)
                                                ================================================================
================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) .....    $105,513      $107,113      $ 95,593      $ 93,382      $100,683
                                                ================================================================
Portfolio turnover of the Portfolios .......          87%          117%          132%          165%          178%
                                                ================================================================

                                                                 BlackRock Large Cap Value Fund
The following per share data and                ----------------------------------------------------------------
ratios have been derived from                                    For the Year Ended October 31,
information provided in the                     ----------------------------------------------------------------
financial statements.                             2007          2006          2005          2004          2003
================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .........    $  17.76      $  16.12      $  14.02      $  12.41      $   9.93
                                                ----------------------------------------------------------------
Investment loss -- net** ...................        (.09)         (.11)         (.09)         (.07)         (.05)
Realized and unrealized gain -- net ........        2.04          2.74          2.85          1.68          2.53
                                                ----------------------------------------------------------------
Total from investment operations ...........        1.95          2.63          2.76          1.61          2.48
                                                ----------------------------------------------------------------
Less distributions from realized gain -- net        (.30)         (.99)         (.66)           --            --
                                                ----------------------------------------------------------------
Net asset value, end of year ...............    $  19.41      $  17.76      $  16.12      $  14.02      $  12.41
                                                ================================================================
================================================================================================================
Total Investment Return+
----------------------------------------------------------------------------------------------------------------
Based on net asset value per share .........       11.11%        16.81%        20.29%        12.97%        24.97%
                                                ================================================================
================================================================================================================
Ratios to Average Net Assets*
----------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement .............        1.98%         1.96%         2.00%         2.02%         2.05%
                                                ================================================================
Expenses ...................................        1.98%         1.96%         2.00%         2.02%         2.05%
                                                ================================================================
Investment loss -- net .....................        (.47%)        (.67%)        (.60%)        (.53%)        (.50%)
                                                ================================================================
================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) .....    $277,113      $309,795      $261,345      $222,055      $202,190
                                                ================================================================
Portfolio turnover of the Portfolios .......          72%           71%           95%          128%          157%
                                                ================================================================

* Includes the Fund's share of the Portfolio's allocated expenses and/or investment income (loss).
**    Based on average shares outstanding.
+     Total investment returns exclude the effects of any sales charges.

      See Notes to Financial Statements.


24        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007

Financial Highlights (continued)                                      Investor C

                                                                      BlackRock Large Cap Core Fund
The following per share data and                --------------------------------------------------------------------------
ratios have been derived from                                         For the Year Ended October 31,
information provided in the                     --------------------------------------------------------------------------
financial statements.                              2007            2006            2005            2004            2003
==========================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .........    $    13.26      $    12.43      $    10.73      $     9.93      $     8.07
                                                --------------------------------------------------------------------------
Investment loss -- net** ...................          (.11)           (.11)           (.09)           (.09)           (.08)
Realized and unrealized gain -- net ........          1.71            1.97            1.88             .89            1.94
                                                --------------------------------------------------------------------------
Total from investment operations ...........          1.60            1.86            1.79             .80            1.86
                                                --------------------------------------------------------------------------
Less distributions from realized gain -- net         (1.35)          (1.03)           (.09)             --              --
                                                --------------------------------------------------------------------------
Net asset value, end of year ...............    $    13.51      $    13.26      $    12.43      $    10.73      $     9.93
                                                ==========================================================================
==========================================================================================================================
Total Investment Return+
--------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .........         12.40%          15.64%          16.80%           8.06%          23.05%
                                                ==========================================================================
==========================================================================================================================
Ratios to Average Net Assets*
--------------------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement .............          1.93%           1.91%           1.94%           1.96%           2.01%
                                                ==========================================================================
Expenses ...................................          1.93%           1.91%           1.94%           1.96%           2.01%
                                                ==========================================================================
Investment loss -- net .....................          (.79%)          (.84%)          (.73%)          (.86%)          (.97%)
                                                ==========================================================================
==========================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) .....    $1,447,336      $1,176,244      $  737,063      $  430,689      $  250,491
                                                ==========================================================================
Portfolio turnover of the Fund .............             0%              0%             --              --              --
                                                ==========================================================================
Portfolio turnover of the Portfolio ........            96%             88%             94%            135%            139%
                                                ==========================================================================

* Includes the Fund's share of the Portfolio's allocated expenses and/or investment income (loss).
**    Based on average shares outstanding.
+     Total investment returns exclude the effects of any sales charges.

      See Notes to Financial Statements.


        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007        25

Financial Highlights (continued)                                      Investor C

                                                                BlackRock Large Cap Growth Fund
The following per share data and                ----------------------------------------------------------------
ratios have been derived from                                    For the Year Ended October 31,
information provided in the                     ----------------------------------------------------------------
financial statements.                             2007          2006          2005          2004          2003
================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .........    $   9.90      $   8.81      $   7.95      $   7.65      $   6.25
                                                ----------------------------------------------------------------
Investment loss -- net** ...................        (.13)         (.12)         (.10)         (.12)         (.10)
Realized and unrealized gain -- net ........        1.69          1.21           .96           .42          1.50
                                                ----------------------------------------------------------------
Total from investment operations ...........        1.56          1.09           .86           .30          1.40
                                                ----------------------------------------------------------------
Less distributions from realized gain -- net        (.04)           --            --            --            --
                                                ----------------------------------------------------------------
Net asset value, end of year ...............    $  11.42      $   9.90      $   8.81      $   7.95      $   7.65
                                                ================================================================
================================================================================================================
Total Investment Return+
----------------------------------------------------------------------------------------------------------------
Based on net asset value per share .........       15.79%        12.37%        10.82%         3.92%        22.40%
                                                ================================================================
================================================================================================================
Ratios to Average Net Assets*
----------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement .............        2.04%         2.06%         2.11%         2.16%         2.27%
                                                ================================================================
Expenses ...................................        2.04%         2.06%         2.11%         2.16%         2.27%
                                                ================================================================
Investment loss -- net .....................       (1.24%)       (1.25%)       (1.19%)       (1.48%)       (1.62%)
                                                ================================================================
================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) .....    $280,142      $185,337      $125,150      $ 94,969      $ 68,337
                                                ================================================================
Portfolio turnover of the Portfolios .......          87%          117%          132%          165%          178%
                                                ================================================================

                                                                 BlackRock Large Cap Value Fund
The following per share data and                ----------------------------------------------------------------
ratios have been derived from                                    For the Year Ended October 31,
information provided in the                     ----------------------------------------------------------------
financial statements.                             2007          2006          2005          2004          2003
================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .........    $  17.72      $  16.11      $  14.01      $  12.41      $   9.93
                                                ----------------------------------------------------------------
Investment loss -- net** ...................        (.09)         (.12)         (.10)         (.07)         (.05)
Realized and unrealized gain -- net ........        2.04          2.76          2.86          1.67          2.53
                                                ----------------------------------------------------------------
Total from investment operations ...........        1.95          2.64          2.76          1.60          2.48
                                                ----------------------------------------------------------------
Less distributions from realized gain -- net        (.30)        (1.03)         (.66)           --            --
                                                ----------------------------------------------------------------
Net asset value, end of year ...............    $  19.37      $  17.72      $  16.11      $  14.01      $  12.41
                                                ================================================================
================================================================================================================
Total Investment Return+
----------------------------------------------------------------------------------------------------------------
Based on net asset value per share .........       11.14%        16.89%        20.31%        12.89%        24.97%
                                                ================================================================
================================================================================================================
Ratios to Average Net Assets*
----------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement .............        1.97%         1.96%         2.00%         2.03%         2.06%
                                                ================================================================
Expenses ...................................        1.97%         1.96%         2.00%         2.03%         2.06%
                                                ================================================================
Investment loss -- net .....................        (.50%)        (.69%)        (.65%)        (.54%)        (.51%)
                                                ================================================================
================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) .....    $959,039      $754,266      $409,937      $219,806      $129,456
                                                ================================================================
Portfolio turnover of the Portfolios .......          72%           71%           95%          128%          157%
                                                ================================================================

* Includes the Fund's share of the Portfolio's allocated expenses and/or investment income (loss).
**    Based on average shares outstanding.
+     Total investment returns exclude the effects of any sales charges.

      See Notes to Financial Statements.


26        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007

Financial Highlights (continued)                                         Class R

                                                                   BlackRock Large Cap Core Fund
                                                ------------------------------------------------------------------
                                                                                                    For the Period
The following per share data and                                                                      January 3,
ratios have been derived from                               For the Year Ended October 31,            2003++ to
information provided in the                     --------------------------------------------------    October 31,
financial statements.                             2007          2006          2005          2004         2003
==================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .......    $  13.56      $  12.68      $  10.89      $  10.02      $   8.12
                                                ------------------------------------------------------------------
Investment loss -- net*** ..................        (.05)         (.04)         (.03)         (.03)         (.05)
Realized and unrealized gain -- net ........        1.75          2.02          1.91           .90          1.95
                                                ------------------------------------------------------------------
Total from investment operations ...........        1.70          1.98          1.88           .87          1.90
                                                ------------------------------------------------------------------
Less distributions from realized gain -- net       (1.41)        (1.10)         (.09)           --            --
                                                ------------------------------------------------------------------
Net asset value, end of period .............    $  13.85      $  13.56      $  12.68      $  10.89      $  10.02
                                                ==================================================================
==================================================================================================================
Total Investment Return
------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .........       12.90%        16.29%        17.39%         8.68%        23.40%+
                                                ==================================================================
==================================================================================================================
Ratios to Average Net Assets**
------------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement .............        1.45%         1.39%         1.42%         1.43%         1.48%*
                                                ==================================================================
Expenses ...................................        1.45%         1.39%         1.42%         1.43%         1.48%*
                                                ==================================================================
Investment loss -- net .....................        (.33%)        (.32%)        (.28%)        (.32%)        (.44%)*
                                                ==================================================================
==================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) ...    $160,861      $108,762      $ 46,379      $ 15,160      $    119
                                                ==================================================================
Portfolio turnover of the Fund .............           0%            0%           --            --            --
                                                ==================================================================
Portfolio turnover of the Portfolio ........          96%           88%           94%          135%          139%
                                                ==================================================================

*     Annualized.
** Includes the Fund's share of the Portfolio's allocated expenses and/or investment income (loss).
***   Based on average shares outstanding.
+     Aggregate total investment return.
++    Commencement of operations.

      See Notes to Financial Statements.


        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007        27

Financial Highlights (concluded)                                         Class R

                                                              BlackRock Large Cap Growth Fund
                                            ------------------------------------------------------------------
                                                                                                For the Period
The following per share data and                                                                  January 3,
ratios have been derived from                           For the Year Ended October 31,            2003@@ to
information provided in the                 --------------------------------------------------    October 31,
financial statements.                         2007          2006          2005          2004         2003
==============================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...    $  10.17      $   9.00      $   8.08      $   7.74      $   6.16
                                            ------------------------------------------------------------------
Investment income (loss) -- net*** .....        (.09)         (.07)         (.07)         (.06)         (.05)
Realized and unrealized gain -- net ....        1.75          1.24           .99           .40          1.63
                                            ------------------------------------------------------------------
Total from investment operations .......        1.66          1.17           .92           .34          1.58
                                            ------------------------------------------------------------------
Less dividends and distributions:
    Investment income -- net ...........          --            --            --            --            --
    Realized gain -- net ...............        (.04)           --            --            --            --
                                            ------------------------------------------------------------------
Total dividends and distributions ......        (.04)           --            --            --            --
                                            ------------------------------------------------------------------
Net asset value, end of period .........    $  11.79      $  10.17      $   9.00      $   8.08      $   7.74
                                            ==================================================================
==============================================================================================================
Total Investment Return
--------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....       16.36%        13.00%        11.39%         4.39%        25.65%@
                                            ==================================================================
==============================================================================================================
Ratios to Average Net Assets**
--------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement .........        1.58%         1.54%         1.58%         1.61%         1.72%*
                                            ==================================================================
Expenses ...............................        1.58%         1.54%         1.58%         1.61%         1.72%*
                                            ==================================================================
Investment income (loss) -- net ........        (.79%)        (.73%)        (.75%)        (.95%)        (.94%)*
                                            ==================================================================
==============================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $ 95,637      $ 53,356      $ 26,566      $ 11,304      $    290
                                            ==================================================================
Portfolio turnover of the Portfolios ...          87%          117%          132%          165%          178%
                                            ==================================================================

                                                               BlackRock Large Cap Value Fund
                                            ------------------------------------------------------------------
                                                                                                For the Period
The following per share data and                                                                  January 3,
ratios have been derived from                           For the Year Ended October 31,            2003@@ to
information provided in the                 --------------------------------------------------    October 31,
financial statements.                         2007          2006          2005          2004         2003
==============================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...    $  18.13      $  16.46      $  14.23      $  12.54      $  10.12
                                            ------------------------------------------------------------------
Investment income (loss) -- net*** .....        (.01)         (.03)         (.03)           --+          .01
Realized and unrealized gain -- net ....        2.11          2.80          2.92          1.69          2.41
                                            ------------------------------------------------------------------
Total from investment operations .......        2.10          2.77          2.89          1.69          2.42
                                            ------------------------------------------------------------------
Less dividends and distributions:
    Investment income -- net ...........        (.01)           --            --            --            --
    Realized gain -- net ...............        (.30)        (1.10)         (.66)           --            --
                                            ------------------------------------------------------------------
Total dividends and distributions ......        (.31)        (1.10)         (.66)           --            --
                                            ------------------------------------------------------------------
Net asset value, end of period .........    $  19.92      $  18.13      $  16.46      $  14.23      $  12.54
                                            ==================================================================
==============================================================================================================
Total Investment Return
--------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....       11.71%        17.41%        20.93%        13.48%        23.91%@
                                            ==================================================================
==============================================================================================================
Ratios to Average Net Assets**
--------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement .........        1.50%         1.45%         1.48%         1.53%         1.53%*
                                            ==================================================================
Expenses ...............................        1.50%         1.45%         1.48%         1.53%         1.53%*
                                            ==================================================================
Investment income (loss) -- net ........        (.06%)        (.19%)        (.19%)        (.03%)         .01%*
                                            ==================================================================
==============================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $211,115      $119,085      $ 45,894      $ 11,362      $     12
                                            ==================================================================
Portfolio turnover of the Portfolios ...          72%           71%           95%          128%          157%
                                            ==================================================================

*     Annualized.
** Includes the Fund's share of the Portfolio's allocated expenses and/or investment income (loss).
***   Based on average shares outstanding.
+     Amount is less than $(.01) per share.
@     Aggregate total investment return.
@@    Commencement of operations.

      See Notes to Financial Statements.


28        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007

Notes to Financial Statements             BlackRock Large Cap Series Funds, Inc.

1. Significant Accounting Policies:

BlackRock Large Cap Core Fund, BlackRock Large Cap Growth Fund and BlackRock Large Cap Value Fund (the "Funds" or individually as the "Fund"), constituting BlackRock Large Cap Series Funds, Inc., are registered under the Investment Company Act of 1940, as amended, as diversified, open-end investment companies. Each Fund seeks to achieve its investment objective by investing all, or a portion of, its assets in Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio (the "Portfolios" or individually as the "Portfolio"), respectively, of Master Large Cap Series LLC (the "Master LLC"), which have the same investment objective and strategies as the corresponding Funds. The value of the Funds' investment in the Portfolios reflects the Funds' proportionate interest in the net assets of the Portfolios. The performance of the Funds is directly affected by the performance of the Portfolios. The financial statements of the Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Funds' financial statements. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentages of Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio owned by BlackRock Large Cap Core Fund, BlackRock Large Cap Growth Fund and BlackRock Large Cap Value Fund were 97.1%, 96.4% and 98.5%, respectively. The Funds offer multiple classes of shares. Institutional and Service Shares are sold only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments -- Each Fund records its investment at fair value. Valuation of securities held by the Portfolios is discussed in Note 1(a) of the Portfolios' Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- Each Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, each Fund accrues its own expenses.

(c) Income taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by each Fund are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in each Portfolio are accounted for on a trade date basis.

(g) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on each Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on each Fund's financial statements, if any, has not been determined.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and


        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007        29

                                          BlackRock Large Cap Series Funds, Inc.

disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on each Fund's financial statements, if any, has not been determined.

(h) Reclassifications -- BlackRock Large Cap Core Fund

U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $12,086,681 has been reclassified between undistributed net realized capital gains and accumulated net investment loss as a result of permanent differences attributable to net operating losses and classification of partnership income. This reclassification has no effect on net assets or net asset values per share.

BlackRock Large Cap Growth Fund

U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $6,483,394 has been reclassified between paid-in capital in excess of par and accumulated net investment loss as a result of a permanent difference attributable to a net operating loss. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

Each Fund has entered into an Administration Agreement with BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. Each Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

With respect to the BlackRock Large Cap Core Fund, effective September 24, 2007, the Manager has contractually agreed to waive the Fund's administration fee in the amount of the Fund's share of the administration fee paid by the Fund. For the period September 24, 2007 to October 31, 2007, the Manager earned fees of $1,487,784, of which $329,053 were waived. For the period September 24, 2007 to October 31, 2007, the Manager contractually agreed to waive and/or reimburse fees and/or expenses in order to limit expenses (excluding interest expense and certain other fund expenses) as a percentage of average daily net assets allocated to certain classes of the Fund as follows: 1.11% (for Investor A Shares), and 1.91% (for Investor B Shares). The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement until October 31, 2008, unless approved by the Board of Directors of the Fund, including a majority of the non-interested Directors.

Each Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

Pursuant to the Distribution Plans adopted by the Funds in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Funds pay each Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                        Service     Distribution
                                                          Fee           Fee
--------------------------------------------------------------------------------
Service ..............................................    .25%           --
Investor A ...........................................    .25%           --
Investor B ...........................................    .25%          .75%
Investor C ...........................................    .25%          .75%
Class R ..............................................    .25%          .25%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch provide shareholder servicing and distribution services to the Funds. The ongoing service fee compensates the Distributor and the broker-dealer (including MLPF&S) for providing shareholder servicing to Service, Investor A, Investor B, Investor C and Class R shareholders. The ongoing distribution fee compensates the Distributor and the broker-dealers for providing shareholder servicing and distribution-related services to Investor B, Investor C and Class R shareholders.

For the year ended October 31, 2007, FAMD and BDI earned underwriting discounts and direct commissions and MLPF&S and BDI earned dealer concessions on sales of the Funds' Investor A Shares as follows:

--------------------------------------------------------------------------------
                                                                      Investor A
--------------------------------------------------------------------------------
BlackRock Large Cap Core Fund ....................................    $1,813,139
BlackRock Large Cap Growth Fund ..................................    $  350,936
BlackRock Large Cap Value Fund ...................................    $  739,097
--------------------------------------------------------------------------------

For the year ended October 31, 2007, affiliates received contingent deferred sales charges relating to transactions in Investor B and Investor C Shares as follows:

--------------------------------------------------------------------------------
                                                      Investor B      Investor C
--------------------------------------------------------------------------------
BlackRock Large Cap Core Fund ................         $315,074        $175,462
BlackRock Large Cap Growth Fund ..............         $ 87,043        $ 28,676
BlackRock Large Cap Value Fund ...............         $188,448        $133,293
--------------------------------------------------------------------------------


30        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007

                              BlackRock Large Cap Series Funds, Inc.

In addition, affiliates received contingent deferred sales charges relating to transactions subject to front-end sales charge waivers for Investor A Shares as follows:

--------------------------------------------------------------------------------
                                                                      Investor A
--------------------------------------------------------------------------------
BlackRock Large Cap Core Fund .......................................    $22,449
BlackRock Large Cap Growth Fund .....................................    $   384
BlackRock Large Cap Value Fund ......................................    $ 4,404
--------------------------------------------------------------------------------

The Manager maintains a call center, which is responsible for providing certain shareholder services to each Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the year ended October 31, 2007, the following amounts have been accrued by each Fund to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

--------------------------------------------------------------------------------
BlackRock Large Cap Core Fund                                   Call Center Fees
--------------------------------------------------------------------------------
Institutional ..................................................        $ 6,864
Service ........................................................        $     4
Investor A .....................................................        $16,408
Investor B .....................................................        $ 6,799
Investor C .....................................................        $18,840
Class R ........................................................        $ 1,260
--------------------------------------------------------------------------------
BlackRock Large Cap Growth Fund
--------------------------------------------------------------------------------
Institutional ..................................................        $ 1,853
Service ........................................................        $   444
Investor A .....................................................        $ 5,510
Investor B .....................................................        $ 2,955
Investor C .....................................................        $ 3,523
Class R ........................................................        $   669
--------------------------------------------------------------------------------
BlackRock Large Cap Value Fund
--------------------------------------------------------------------------------
Institutional ..................................................        $13,956
Service ........................................................        $ 2,704
Investor A .....................................................        $98,086
Investor B .....................................................        $12,322
Investor C .....................................................        $15,009
Class R ........................................................        $ 1,671
--------------------------------------------------------------------------------

PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is each Fund's transfer agent.

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

With respect to BlackRock Large Cap Core Fund, purchases and sales of investments for the Series, excluding short-term securities, for the year ended October 31, 2007 were $0 and $5,411,598, respectively.

4. Capital Share Transactions:

BlackRock Large Cap Core Fund

Net increase in net assets derived from capital share transactions was $1,660,734,627 and $1,029,911,537 for the years ended October 31, 2007 and
October 31, 2006, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
BlackRock Large Cap Core Fund
--------------------------------------------------------------------------------
Institutional Shares for the Year                                     Dollar
Ended October 31, 2007                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................      16,602,584     $ 246,470,220
Shares issued resulting from reorganization .      32,717,868       467,180,857
Shares issued to shareholders in reinvestment
  of distributions ..........................       5,760,400        82,316,928
                                                 -------------------------------
Total issued ................................      55,080,852       795,968,005
Shares redeemed .............................     (15,085,098)     (222,976,522)
                                                 -------------------------------
Net increase ................................      39,995,754     $ 572,991,483
                                                 ===============================

--------------------------------------------------------------------------------
Institutional Shares for the Year                                     Dollar
Ended October 31, 2006                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................      26,968,302     $ 371,823,883
Shares issued resulting from reorganization .       1,384,811        18,375,947
Shares issued to shareholders in reinvestment
  of distributions ..........................       3,426,399        45,621,028
                                                 -------------------------------
Total issued ................................      31,779,512       435,820,858
Shares redeemed .............................     (12,354,857)     (169,730,505)
                                                 -------------------------------
Net increase ................................      19,424,655     $ 266,090,353
                                                 ===============================

--------------------------------------------------------------------------------
Service Shares for the Period                                         Dollar
September 24, 2007+ to October 31, 2007              Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................              72     $         999
Shares issued resulting from reorganization .          45,010           631,258
                                                 -------------------------------
Total issued ................................          45,082           632,257
Shares redeemed .............................            (406)           (5,829)
                                                 -------------------------------
Net increase ................................          44,676     $     626,428
                                                 ===============================

+     Commencement of operations.

--------------------------------------------------------------------------------
Investor A Shares for the Year                                        Dollar
Ended October 31, 2007                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold and automatic conversion of shares     28,436,081    $  411,923,052
Shares issued resulting from reorganization .      35,734,228       501,049,717
Shares issued to shareholders in reinvestment
  of distributions ..........................       7,931,899       111,313,482
                                                 -------------------------------
Total issued ................................      72,102,208     1,024,286,251
Shares redeemed .............................     (16,932,248)     (246,911,315)
                                                 -------------------------------
Net increase ................................      55,169,960    $  777,374,936
                                                 ===============================


        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007        31

                                          BlackRock Large Cap Series Funds, Inc.

--------------------------------------------------------------------------------
BlackRock Large Cap Core Fund (continued)
--------------------------------------------------------------------------------
Investor A Shares for the Year                                        Dollar
Ended October 31, 2006                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................      30,806,771     $ 417,178,270
Shares issued resulting from reorganization .         840,871        10,983,495
Automatic conversion of shares ..............       2,008,639        27,051,237
Shares issued to shareholders in reinvestment
  of distributions ..........................       4,384,870        57,558,522
                                                 -------------------------------
Total issued ................................      38,041,151       512,771,524
Shares redeemed .............................     (12,782,750)     (172,781,856)
                                                 -------------------------------
Net increase ................................      25,258,401     $ 339,989,668
                                                 ===============================

--------------------------------------------------------------------------------
Investor B Shares for the Year                                        Dollar
Ended October 31, 2007                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................       3,250,818     $  44,949,747
Shares issued resulting from reorganization .      11,051,520       146,904,698
Shares issued to shareholders in reinvestment
  of distributions ..........................       2,318,297        30,856,830
                                                 -------------------------------
Total issued ................................      16,620,635       222,711,275
Shares redeemed and automatic conversion
  of shares .................................     (15,319,048)     (210,781,327)
                                                 -------------------------------
Net increase ................................       1,301,587     $  11,929,948
                                                 ===============================

--------------------------------------------------------------------------------
Investor B Shares for the Year                                        Dollar
Ended October 31, 2006                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................       5,931,881     $  76,856,340
Shares issued resulting from reorganization .       1,421,696        17,703,160
Shares issued to shareholders in reinvestment
  of distributions ..........................       2,469,644        31,026,897
                                                 -------------------------------
Total issued ................................       9,823,221       125,586,397
                                                 -------------------------------
Automatic conversion of shares ..............      (2,100,430)      (27,051,237)
Shares redeemed .............................      (8,481,854)     (109,620,287)
                                                 -------------------------------
Total redeemed ..............................     (10,582,284)     (136,671,524)
                                                 -------------------------------
Net decrease ................................        (759,063)    $ (11,085,127)
                                                 ===============================

--------------------------------------------------------------------------------
Investor C Shares for the Year                                        Dollar
Ended October 31, 2007                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................      25,010,048     $ 343,608,226
Shares issued resulting from reorganization .       1,351,067        17,877,463
Shares issued to shareholders in reinvestment
  of distributions ..........................       9,176,419       121,646,342
                                                 -------------------------------
Total issued ................................      35,537,534       483,132,031
Shares redeemed .............................     (17,089,724)     (235,184,620)
                                                 -------------------------------
Net increase ................................      18,447,810     $ 247,947,411
                                                 ===============================

--------------------------------------------------------------------------------
Investor C Shares for the Year                                        Dollar
Ended October 31, 2006                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................      34,794,418     $ 449,644,683
Shares issued resulting from reorganization .       1,340,290        16,648,081
Shares issued to shareholders in reinvestment
  of distributions ..........................       5,198,202        65,153,921
                                                 -------------------------------
Total issued ................................      41,332,910       531,446,685
Shares redeemed .............................     (11,945,575)     (153,906,063)
                                                 -------------------------------
Net increase ................................      29,387,335     $ 377,540,622
                                                 ===============================

--------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended October 31, 2007                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................       5,791,814     $  81,305,003
Shares issued to shareholders in reinvestment
  of distributions ..........................       1,010,724        13,725,638
                                                 -------------------------------
Total issued ................................       6,802,538        95,030,641
Shares redeemed .............................      (3,210,183)      (45,166,220)
                                                 -------------------------------
Net increase ................................       3,592,355     $  49,864,421
                                                 ===============================

--------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended October 31, 2006                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................       6,430,000     $  84,582,630
Shares issued resulting from reorganization .             175             2,220
Shares issued to shareholders in reinvestment
  of distributions ..........................         436,970         5,582,992
                                                 -------------------------------
Total issued ................................       6,867,145        90,167,842
Shares redeemed .............................      (2,503,760)      (32,791,821)
                                                 -------------------------------
Net increase ................................       4,363,385     $  57,376,021
                                                 ===============================

BlackRock Large Cap Growth Fund

Net increase in net assets derived from capital share transactions was $260,169,210 and $230,644,704 for the years ended October 31, 2007 and October 31, 2006, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
BlackRock Large Cap Growth Fund
--------------------------------------------------------------------------------
Institutional Shares for the Year                                     Dollar
Ended October 31, 2007                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................      17,006,393     $ 196,644,985
Shares issued to shareholders in reinvestment
  of distributions ..........................          62,922           683,337
                                                 -------------------------------
Total issued ................................      17,069,315       197,328,322
Shares redeemed .............................      (7,700,131)      (87,838,517)
                                                 -------------------------------
Net increase ................................       9,369,184     $ 109,489,805
                                                 ===============================

--------------------------------------------------------------------------------
Institutional Shares for the Year                                     Dollar
Ended October 31, 2006                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................      11,925,860     $ 124,059,637
Shares issued resulting from reorganization .       1,465,913        15,537,208
                                                 -------------------------------
Total issued ................................      13,391,773       139,596,845
Shares redeemed .............................      (6,839,045)      (69,050,639)
                                                 -------------------------------
Net increase ................................       6,552,728     $  70,546,206
                                                 ===============================

--------------------------------------------------------------------------------
Service Shares for the Year                                           Dollar
Ended October 31, 2007                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................         614,628     $   7,183,206
Shares issued to shareholders in reinvestment
  of distributions ..........................           1,438            15,600
                                                 -------------------------------
Total issued ................................         616,066         7,198,806
Shares redeemed .............................        (187,853)       (2,111,501)
                                                 -------------------------------
Net increase ................................         428,213     $   5,087,305
                                                 ===============================


32        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007

                                          BlackRock Large Cap Series Funds, Inc.

--------------------------------------------------------------------------------
BlackRock Large Cap Growth Fund (continued)
--------------------------------------------------------------------------------
Service Shares for the Period
October 2, 2006+ to                                                   Dollar
October 31, 2006                                     Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................           4,352     $      45,215
Shares issued resulting from reorganization .         478,968         5,075,631
                                                 -------------------------------
Total issued ................................         483,320         5,120,846
Shares redeemed .............................         (11,280)         (119,891)
                                                 -------------------------------
Net increase ................................         472,040     $   5,000,955
                                                 ===============================

+     Commencement of operations.

--------------------------------------------------------------------------------
Investor A Shares for the Year                                        Dollar
Ended October 31, 2007                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold and automatic conversion of shares     13,520,166     $ 152,824,259
Shares issued to shareholders in reinvestment
  of distributions ..........................          74,874           798,915
                                                 -------------------------------
Total issued ................................      13,595,040       153,623,174
Shares redeemed .............................      (7,519,049)      (84,391,960)
                                                 -------------------------------
Net increase ................................       6,075,991     $  69,231,214
                                                 ===============================

--------------------------------------------------------------------------------
Investor A Shares for the Year                                        Dollar
Ended October 31, 2006                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................       9,836,838     $  99,767,111
Shares issued resulting from reorganization .       1,545,391        16,095,245
Automatic conversion of shares ..............       1,109,567        11,105,497
                                                 -------------------------------
Total issued ................................      12,491,796       126,967,853
Shares redeemed .............................      (3,852,495)      (38,671,848)
                                                 -------------------------------
Net increase ................................       8,639,301     $  88,296,005
                                                 ===============================

--------------------------------------------------------------------------------
Investor B Shares for the Year                                        Dollar
Ended October 31, 2007                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................       2,624,001     $  27,808,640
Shares issued to shareholders in reinvestment
  of distributions ..........................          37,261           376,698
                                                 -------------------------------
Total issued ................................       2,661,262        28,185,338
Shares redeemed and automatic conversion
  of shares .................................      (4,244,218)      (45,329,772)
                                                 -------------------------------
Net decrease ................................      (1,582,956)    $ (17,144,434)
                                                 ===============================

--------------------------------------------------------------------------------
Investor B Shares for the Year                                        Dollar
Ended October 31, 2006                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................       3,316,837     $  32,021,170
Shares issued resulting from reorganization .         831,350         8,218,730
                                                 -------------------------------
Total issued ................................       4,148,187        40,239,900
                                                 -------------------------------
Automatic conversion of shares ..............      (1,164,369)      (11,105,497)
Shares redeemed .............................      (3,013,347)      (28,784,814)
                                                 -------------------------------
Total redeemed ..............................      (4,177,716)      (39,890,311)
                                                 -------------------------------
Net increase (decrease) .....................         (29,529)    $     349,589
                                                 ===============================

--------------------------------------------------------------------------------
Investor C Shares for the Year                                        Dollar
Ended October 31, 2007                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................      11,083,851     $ 118,787,413
Shares issued to shareholders in reinvestment
  of distributions ..........................          69,949           706,480
                                                 -------------------------------
Total issued ................................      11,153,800       119,493,893
Shares redeemed .............................      (5,360,747)      (57,345,607)
                                                 -------------------------------
Net increase ................................       5,793,053     $  62,148,286
                                                 ===============================

--------------------------------------------------------------------------------
Investor C Shares for the Year                                        Dollar
Ended October 31, 2006                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................       7,848,897     $  75,488,161
Shares issued resulting from reorganization .         253,461         2,503,179
                                                 -------------------------------
Total issued ................................       8,102,358        77,991,340
Shares redeemed .............................      (3,584,176)      (34,288,057)
                                                 -------------------------------
Net increase ................................       4,518,182     $  43,703,283
                                                 ===============================

--------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended October 31, 2007                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................       5,000,714     $  54,802,359
Shares issued to shareholders in reinvestment
  of distributions ..........................          20,340           211,332
                                                 -------------------------------
Total issued ................................       5,021,054        55,013,691
Shares redeemed .............................      (2,159,077)      (23,656,657)
                                                 -------------------------------
Net increase ................................       2,861,977     $  31,357,034
                                                 ===============================

--------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended October 31, 2006                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................       3,772,105     $  37,223,992
Shares redeemed .............................      (1,475,670)      (14,475,326)
                                                 -------------------------------
Net increase ................................       2,296,435     $  22,748,666
                                                 ===============================

BlackRock Large Cap Value Fund

Net increase in net assets derived from capital share transactions was $1,039,235,808 and $2,061,799,094 for the years ended October 31, 2007 and
October 31, 2006, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
BlackRock Large Cap Value Fund
--------------------------------------------------------------------------------
Institutional Shares for the Year                                     Dollar
Ended October 31, 2007                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................      30,936,573     $ 616,244,281
Shares issued to shareholders in reinvestment
  of dividends and distributions ............         788,152        15,077,111
                                                 -------------------------------
Total issued ................................      31,724,725       631,321,392
Shares redeemed .............................     (20,606,763)     (412,032,591)
                                                 -------------------------------
Net increase ................................      11,117,962     $ 219,288,801
                                                 ===============================


        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007        33

                                          BlackRock Large Cap Series Funds, Inc.

--------------------------------------------------------------------------------
BlackRock Large Cap Value Fund (continued)
--------------------------------------------------------------------------------
Institutional Shares for the Year                                     Dollar
Ended October 31, 2006                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................      33,588,560     $ 609,452,743
Shares issued resulting from reorganization .       5,326,567       100,150,108
Shares issued to shareholders in reinvestment
  of distributions ..........................       1,393,347        24,275,076
                                                 -------------------------------
Total issued ................................      40,308,474       733,877,927
Shares redeemed .............................     (14,144,837)     (258,308,351)
                                                 -------------------------------
Net increase ................................      26,163,637     $ 475,569,576
                                                 ===============================

--------------------------------------------------------------------------------
Service Shares for the Year                                           Dollar
Ended October 31, 2007                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................         595,347     $  12,076,181
Shares issued to shareholders in reinvestment of
  dividends and distributions ...............          19,088           364,951
                                                 -------------------------------
Total issued ................................         614,435        12,441,132
Shares redeemed .............................        (307,139)       (6,097,755)
                                                 -------------------------------
Net increase ................................         307,296     $   6,343,377
                                                 ===============================

--------------------------------------------------------------------------------
Service Shares for the Period
October 2, 2006+ to                                                   Dollar
October 31, 2006                                     Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................           4,292     $      79,918
Shares issued resulting from reorganization .       1,323,427        24,877,778
                                                 -------------------------------
Total issued ................................       1,327,719        24,957,696
Shares redeemed .............................         (17,556)         (333,427)
                                                 -------------------------------
Net increase ................................       1,310,163     $  24,624,269
                                                 ===============================

+     Commencement of operations.

--------------------------------------------------------------------------------
Investor A Shares for the Year                                        Dollar
Ended October 31, 2007                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold and automatic conversion of shares     53,168,066    $1,066,141,467
Shares issued to shareholders in reinvestment of
  dividends and distributions ...............       1,405,085        26,430,387
                                                 -------------------------------
Total issued ................................      54,573,151     1,092,571,854
Shares redeemed .............................     (21,540,848)     (424,585,851)
                                                 -------------------------------
Net increase ................................      33,032,303    $ 667,986,003
                                                 ===============================

--------------------------------------------------------------------------------
Investor A Shares for the Year                                        Dollar
Ended October 31, 2006                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................      63,546,739    $1,124,469,647
Shares issued resulting from reorganization .       9,040,105       167,160,591
Automatic conversion of shares ..............       1,328,996        23,420,477
Shares issued to shareholders in reinvestment
  of distributions ..........................       1,729,174        30,341,226
                                                 -------------------------------
Total issued ................................      75,645,014     1,345,391,941
Shares redeemed .............................      (9,018,321)     (161,753,348)
                                                 -------------------------------
Net increase ................................      66,626,693    $1,183,638,593
                                                 ===============================

--------------------------------------------------------------------------------
Investor B Shares for the Year                                        Dollar
Ended October 31, 2007                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................       2,551,487     $  47,649,721
Shares issued to shareholders in reinvestment
  of distributions ..........................         260,480         4,661,325
                                                 -------------------------------
Total issued ................................       2,811,967        52,311,046
Shares redeemed and automatic conversion
  of shares .................................      (5,980,285)     (112,293,764)
                                                 -------------------------------
Net decrease ................................      (3,168,318)    $ (59,982,718)
                                                 ===============================

--------------------------------------------------------------------------------
Investor B Shares for the Year                                        Dollar
Ended October 31, 2006                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................       4,117,800     $  70,080,431
Shares issued resulting from reorganization .       2,302,755        40,586,052
Shares issued to shareholders in reinvestment
  of distributions ..........................         614,319        10,065,944
                                                 -------------------------------
Total issued ................................       7,034,874       120,732,427
                                                 -------------------------------
Automatic conversion of shares ..............      (1,388,752)      (23,420,477)
Shares redeemed .............................      (4,421,507)      (75,511,208)
                                                 -------------------------------
Total redeemed ..............................      (5,810,259)      (98,931,685)
                                                 -------------------------------
Net increase ................................       1,224,615     $  21,800,742
                                                 ===============================

--------------------------------------------------------------------------------
Investor C Shares for the Year                                        Dollar
Ended October 31, 2007                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................      17,217,899     $ 322,045,398
Shares issued to shareholders in reinvestment
  of distributions ..........................         683,298        12,203,021
                                                 -------------------------------
Total issued ................................      17,901,197       334,248,419
Shares redeemed .............................     (10,956,566)     (205,519,795)
                                                 -------------------------------
Net increase ................................       6,944,631     $ 128,728,624
                                                 ===============================

--------------------------------------------------------------------------------
Investor C Shares for the Year                                        Dollar
Ended October 31, 2006                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................      21,100,602     $ 358,619,070
Shares issued resulting from reorganization .         629,971        11,074,264
Shares issued to shareholders in reinvestment
  of distributions ..........................       1,122,091        18,345,447
                                                 -------------------------------
Total issued ................................      22,852,664       388,038,781
Shares redeemed .............................      (5,721,171)      (97,483,736)
                                                 -------------------------------
Net increase ................................      17,131,493     $ 290,555,045
                                                 ===============================

--------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended October 31, 2007                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................       6,549,560     $ 125,647,577
Shares issued to shareholders in reinvestment
  of dividends and distributions ............         115,104         2,105,311
                                                 -------------------------------
Total issued ................................       6,664,664       127,752,888
Shares redeemed .............................      (2,632,867)      (50,881,167)
                                                 -------------------------------
Net increase ................................       4,031,797     $  76,871,721
                                                 ===============================


34        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007

                                          BlackRock Large Cap Series Funds, Inc.

--------------------------------------------------------------------------------
BlackRock Large Cap Value Fund (concluded)
--------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended October 31, 2006                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................       5,076,346     $  88,344,587
Shares issued to shareholders in reinvestment
  of distributions ..........................         148,464         2,474,052
                                                 -------------------------------
Total issued ................................       5,224,810        90,818,639
Shares redeemed .............................      (1,446,630)      (25,207,770)
                                                 -------------------------------
Net increase ................................       3,778,180     $  65,610,869
                                                 ===============================

5. Distributions to Shareholders:

BlackRock Large Cap Core Fund

The tax character of distributions paid during the fiscal years ended October 31, 2007 and October 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                    10/31/2007        10/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ...........................     $ 30,000,325     $  31,667,962
  Net long-term capital gains ...............      370,140,155       199,803,562
                                                  ------------------------------
Total taxable distributions .................     $400,140,480     $ 231,471,524
                                                  ==============================

As of October 31, 2007, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income -- net .....................    $    15,910,170
Undistributed long-term capital gains -- net .............        130,870,245
                                                              ---------------
Total undistributed earnings -- net ......................        146,780,415
Capital loss carryforward ................................        (60,119,285)*
Unrealized gains -- net ..................................        913,436,506**
                                                              ---------------
Total accumulated earnings -- net ........................    $ 1,000,097,636
                                                              ===============

* On October 31, 2007, the Fund had a net capital loss carryforward of $60,119,285, of which $13,526,871 expires in 2008, $17,134,577 expires in
      2009, $26,458,063 expires in 2010 and $2,999,774 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

BlackRock Large Cap Growth Fund

The tax character of distributions paid during the fiscal years ended October 31, 2007 and October 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                        10/31/2007    10/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Net long-term capital gains ......................    $3,032,662            --
                                                        ------------------------
Total taxable distributions ........................    $3,032,662            --
                                                        ========================

As of October 31, 2007, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income -- net .......................               --
Undistributed long-term capital gains -- net ...............    $  31,388,845
                                                                -------------
Total undistributed earnings -- net ........................       31,388,845
Capital loss carryforward ..................................      (13,580,346)*
Unrealized gains -- net ....................................      184,053,656**
                                                                -------------
Total accumulated earnings -- net ..........................    $ 201,862,155
                                                                =============

* On October 31, 2007, the Fund had a net capital loss carryforward of $13,580,346, of which $7,869,008 expires in 2008, $5,667,758 expires in
      2009 and $43,580 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

BlackRock Large Cap Value Fund

The tax character of distributions paid during the fiscal years ended October 31, 2007 and October 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                      10/31/2007      10/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ..............................    $  2,700,206    $ 26,422,202
  Net long-term capital gains ..................      63,586,015     105,314,293
                                                    ----------------------------
Total taxable distributions ....................    $ 66,286,221    $131,736,495
                                                    ============================

As of October 31, 2007, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income -- net ........................    $   70,385,677
Undistributed long-term capital gains -- net ................       267,330,238
                                                                 --------------
Total undistributed earnings -- net .........................       337,715,915
Capital loss carryforward ...................................                --
Unrealized gains -- net .....................................       698,286,829*
                                                                 --------------
Total accumulated earnings -- net ...........................    $1,036,002,744
                                                                 ==============

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

6. Acquisition of BlackRock Investment Trust of BlackRock Funds(SM):

On September 24, 2007, BlackRock Large Cap Core Fund ("Large Cap Core") acquired substantially all of the assets and assumed substantially all of the liabilities of BlackRock Investment Trust of BlackRock Funds ("Investment Trust"), pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 72,936,885 shares of beneficial interest of Investment Trust for 80,899,693 shares of common stock of Large Cap Core. Investment Trust's net assets on that date of $1,133,643,993, including $18,270,415 of net realized capital losses and $286,539,853 of net unrealized appreciation were combined with those of Large Cap Core. The aggregate net assets immediately after the acquisition amounted to $5,393,201,700.


        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007        35

Notes to Financial Statements (concluded)
                                          BlackRock Large Cap Series Funds, Inc.

7. Subsequent Event:

Each Fund paid an ordinary income dividend and/or long-term capital gain distribution to holders of Common Stock on December 17, 2007 to shareholders of record on December 13, 2007. The amounts of each distribution per share were as follows:

--------------------------------------------------------------------------------
                                                                     Long-Term
BlackRock Large Cap Core Fund               Ordinary Income        Capital Gains
--------------------------------------------------------------------------------
Institutional ............................     $.049768              $.339376
Investor A ...............................     $.045746              $.339376
Investor B ...............................     $.031999              $.339376
Investor C ...............................     $.030924              $.339376
Class R ..................................     $.038134              $.339376
--------------------------------------------------------------------------------
                                                                     Long-Term
BlackRock Large Cap Growth Fund             Ordinary Income        Capital Gains
--------------------------------------------------------------------------------
Institutional ............................         --                $.314815
Investor A ...............................         --                $.314815
Investor B ...............................         --                $.314815
Investor C ...............................         --                $.314815
Class R ..................................         --                $.314815
--------------------------------------------------------------------------------
                                                                     Long-Term
BlackRock Large Cap Value Fund              Ordinary Income        Capital Gains
--------------------------------------------------------------------------------
Institutional ............................     $.341566              $1.038525
Investor A ...............................     $.296637              $1.038525
Investor B ...............................     $.139629              $1.038525
Investor C ...............................     $.168092              $1.038525
Class R ..................................     $.260728              $1.038525
--------------------------------------------------------------------------------


Report of Independent Registered Public Accounting Firm BlackRock Large Cap Series Funds, Inc.

To the Shareholders and Board of Directors of BlackRock Large Cap Series Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of BlackRock Large Cap Series Funds, Inc. (the "Fund"), comprising BlackRock Large Cap Core Fund, BlackRock Large Cap Growth Fund and BlackRock Large Cap Value Fund, as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Core Fund, BlackRock Large Cap Growth Fund and BlackRock Large Cap Value Fund of BlackRock Large Cap Series Funds, Inc. as of October 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 26, 2007


36        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007

Important Tax Information

BlackRock Large Cap Core Fund

The following information is provided with respect to the ordinary income distributions paid by BlackRock Large Cap Core Fund of BlackRock Large Cap Series Funds, Inc. to shareholders of record on September 18, 2007:

-----------------------------------------------------------------------------------------
Qualified Dividend Income for Individuals ........................................  100%
Dividends Qualifying for the Dividends Received Deduction for Corporations .......  100%
Short-Term Capital Gain Dividends for Non-U.S. Residents .........................  100%*
-----------------------------------------------------------------------------------------

* Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund paid the following long-term capital gain distributions:

--------------------------------------------------------------------------------
Record Date                                                       Rate Per Share
--------------------------------------------------------------------------------
December 8, 2006 ...............................................    $ .282948
July 18, 2007 ..................................................    $ .000068
September 18, 2007 .............................................    $1.014142
--------------------------------------------------------------------------------


BlackRock Large Cap Growth Fund

During the taxable year ended October 31, 2007, BlackRock Large Cap Growth Fund of BlackRock Large Cap Series Funds, Inc. distributed long-term capital gains of $.038564 per share to shareholders of record on December 8, 2006.


BlackRock Large Cap Value Fund

All of the ordinary income distributions paid by BlackRock Large Cap Value Fund of BlackRock Large Cap Series Funds, Inc. during the fiscal year ended October 31, 2007 qualify for the dividends received deduction for corporations and consist entirely of qualified dividend income for individuals. Additionally, the Fund distributed long-term capital gains of $.297173 per share to shareholders of record on December 8, 2006 and $.001216 per share to shareholders of record on July 18, 2007.


        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007        37

Proxy Results

During the six-month period ended October 31, 2007, the shareholders in each Fund* of BlackRock Large Cap Series Funds, Inc. voted on the following proposal, which was approved at a special shareholders' meeting on September 7, 2007. This proposal was a part of the reorganization of BlackRock Large Cap Series Funds, Inc.'s Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------
                                 BlackRock Large Cap               BlackRock Large Cap               BlackRock Large Cap
                                      Core Fund                        Growth Fund                       Value Fund
                           -------------------------------   -------------------------------   -------------------------------
                           Shares Voted    Shares Withheld   Shares Voted    Shares Withheld   Shares Voted    Shares Withheld
                               For           From Voting         For           From Voting         For           From Voting
------------------------------------------------------------------------------------------------------------------------------
To elect the BlackRock Large Cap Series Funds, Inc. Board of Directors:
David O. Beim              245,758,813        4,649,694       68,358,013        1,551,610      192,982,739        1,831,642
Richard S. Davis           245,757,280        4,651,227       68,349,341        1,560,282      192,940,925        1,873,456
Ronald W. Forbes           245,757,323        4,651,184       68,356,906        1,552,717      192,984,160        1,830,221
Henry Gabbay               245,744,829        4,663,678       68,346,832        1,562,791      192,988,189        1,826,192
Dr. Matina Horner          245,761,411        4,647,096       68,356,148        1,553,475      192,970,346        1,844,035
Rodney D. Johnson          245,759,181        4,649,326       68,353,308        1,556,315      192,987,016        1,827,365
Herbert I. London          245,758,537        4,649,970       68,358,013        1,551,610      192,987,285        1,827,096
Cynthia A. Montgomery      245,767,771        4,640,736       68,353,684        1,555,939      192,987,500        1,826,881
Joseph P. Platt, Jr.       245,756,469        4,652,038       68,358,013        1,551,610      192,988,805        1,825,576
Robert C. Robb, Jr.        245,754,755        4,653,752       68,349,687        1,559,936      192,986,517        1,827,864
Toby Rosenblatt            245,781,730        4,626,777       68,356,928        1,552,695      192,996,589        1,817,792
Kenneth L. Urish           245,781,772        4,626,735       68,350,780        1,558,843      193,004,576        1,809,805
Frederick W. Winter        245,781,253        4,627,254       68,357,726        1,551,897      193,004,423        1,809,958
------------------------------------------------------------------------------------------------------------------------------

* As feeder funds of Master Large Cap Series LLC, the shareholders of BlackRock Large Cap Series Funds, Inc. also voted to elect the above-named individuals as Directors of Master Large Cap Series LLC.


38        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007

Portfolio Information as of October 31, 2007         Master Large Cap Series LLC

Sector Representation

                                                                      Percent of
Master Large Cap Core Portfolio                            Long-Term Investments
--------------------------------------------------------------------------------
Information Technology ..............................................      26.7%
Health Care .........................................................      15.9
Energy ..............................................................      14.3
Consumer Discretionary ..............................................      13.4
Industrials .........................................................      12.5
Financials ..........................................................       8.8
Materials ...........................................................       4.0
Consumer Staples ....................................................       2.4
Telecommunication Services ..........................................       1.9
Utilities ...........................................................       0.1
--------------------------------------------------------------------------------

                                                                      Percent of
Master Large Cap Growth Portfolio                          Long-Term Investments
--------------------------------------------------------------------------------
Information Technology ..............................................      38.6%
Health Care .........................................................      16.2
Consumer Discretionary ..............................................      13.6
Industrials .........................................................      12.8
Energy ..............................................................       7.8
Materials ...........................................................       4.5
Financials ..........................................................       3.3
Consumer Staples ....................................................       3.2
--------------------------------------------------------------------------------

                                                                      Percent of
Master Large Cap Value Portfolio                           Long-Term Investments
--------------------------------------------------------------------------------
Financials ..........................................................      21.2%
Energy ..............................................................      20.3
Information Technology ..............................................      14.0
Health Care .........................................................      12.9
Industrials .........................................................      12.8
Materials ...........................................................       5.7
Consumer Discretionary ..............................................       5.1
Consumer Staples ....................................................       4.2
Telecommunication Services ..........................................       2.5
Utilities ...........................................................       1.3
--------------------------------------------------------------------------------

      For Portfolio compliance purposes, sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

Five Largest Industries

                                                                      Percent of
Master Large Cap Core Portfolio                                       Net Assets
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels .........................................      12.9%
Health Care Providers & Services ....................................      11.1
Computers & Peripherals .............................................       7.3
Insurance ...........................................................       7.0
Software ............................................................       6.6
--------------------------------------------------------------------------------

                                                                      Percent of
Master Large Cap Growth Portfolio                                     Net Assets
--------------------------------------------------------------------------------
Health Care Providers & Services ....................................      10.4%
Software ............................................................      10.0
Computers & Peripherals .............................................       9.9
Semiconductors & Semiconductor Equipment ............................       6.0
Oil, Gas & Consumable Fuels .........................................       5.7
--------------------------------------------------------------------------------

                                                                      Percent of
Master Large Cap Value Portfolio                                      Net Assets
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels .........................................      18.5%
Insurance ...........................................................      14.8
Health Care Providers & Services ....................................       8.2
Machinery ...........................................................       4.6
Software ............................................................       4.5
--------------------------------------------------------------------------------


        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007        39

Portfolio Information as of October 31, 2007 (concluded)
                                                     Master Large Cap Series LLC

Ten Largest Equity Holdings

                                                                      Percent of
Master Large Cap Core Portfolio                                       Net Assets
--------------------------------------------------------------------------------
Exxon Mobil Corp. ....................................................      4.0%
Chevron Corp. ........................................................      2.2
Cisco Systems, Inc. ..................................................      2.2
International Business Machines Corp. ................................      2.1
ConocoPhillips .......................................................      1.8
Hewlett-Packard Co. ..................................................      1.8
American International Group, Inc. ...................................      1.8
General Electric Co. .................................................      1.7
Microsoft Corp. ......................................................      1.6
Oracle Corp. .........................................................      1.6
--------------------------------------------------------------------------------

                                                                      Percent of
Master Large Cap Growth Portfolio                                     Net Assets
--------------------------------------------------------------------------------
Cisco Systems, Inc. ..................................................      3.1%
Hewlett-Packard Co. ..................................................      2.6
International Business Machines Corp. ................................      2.5
Oracle Corp. .........................................................      2.1
Dell, Inc. ...........................................................      1.9
UnitedHealth Group, Inc. .............................................      1.8
EMC Corp. ............................................................      1.7
Microsoft Corp. ......................................................      1.7
Schering-Plough Corp. ................................................      1.5
Honeywell International, Inc. ........................................      1.5
--------------------------------------------------------------------------------

                                                                      Percent of
Master Large Cap Value Portfolio                                      Net Assets
--------------------------------------------------------------------------------
Exxon Mobil Corp. ....................................................      6.2%
Chevron Corp. ........................................................      3.6
General Electric Co. .................................................      3.0
ConocoPhillips .......................................................      2.9
American International Group, Inc. ...................................      2.7
JPMorgan Chase & Co. .................................................      2.3
Marathon Oil Corp. ...................................................      1.6
Walt Disney Co. ......................................................      1.5
Deere & Co. ..........................................................      1.5
The Travelers Cos., Inc. .............................................      1.5
--------------------------------------------------------------------------------


40        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007

Schedule of Investments as of October 31, 2007   Master Large Cap Core Portfolio

                                                      Shares
Industry          Common Stocks                         Held         Value
===============================================================================
Consumer Discretionary -- 13.8%
Diversified Consumer Services -- 2.1%
Apollo Group, Inc. Class A (a)(c)                    800,000     $   63,408,000
ITT Educational Services, Inc. (a)                   410,000         52,147,900
                                                                 --------------
                                                                    115,555,900
-------------------------------------------------------------------------------
Hotels, Restaurants & Leisure -- 0.5%
Darden Restaurants, Inc.                             640,000         27,520,000
-------------------------------------------------------------------------------
Household Durables -- 0.2%
Whirlpool Corp. (c)                                  106,000          8,393,080
-------------------------------------------------------------------------------
Internet & Catalog Retail -- 1.0%
Amazon.com, Inc. (a)(c)                              550,000         49,032,500
Expedia, Inc. (a)(c)                                 208,000          6,793,280
                                                                 --------------
                                                                     55,825,780
-------------------------------------------------------------------------------
Internet Software & Services -- 0.4%
eBay, Inc. (a)(c)                                    690,000         24,909,000
-------------------------------------------------------------------------------
Media -- 2.2%
Omnicom Group Inc.                                   910,000         46,391,800
Walt Disney Co. (c)                                2,324,400         80,493,972
                                                                 --------------
                                                                    126,885,772
-------------------------------------------------------------------------------
Multiline Retail -- 2.4%
Big Lots, Inc. (a)(c)                              2,100,000         50,358,000
Dollar Tree Stores, Inc. (a)                       1,307,000         50,058,100
Family Dollar Stores, Inc. (c)                     1,420,000         35,997,000
                                                                 --------------
                                                                    136,413,100
-------------------------------------------------------------------------------
Specialty Retail -- 3.8%
AutoZone, Inc. (a)(c)                                360,000         44,787,600
GameStop Corp. Class A (a)                         1,070,000         63,365,400
RadioShack Corp. (c)                               2,060,800         42,493,696
The Sherwin-Williams Co. (c)                         920,000         58,806,400
TJX Cos., Inc. (c)                                   266,200          7,701,166
                                                                 --------------
                                                                    217,154,262
-------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods -- 1.2%
Nike, Inc. Class B                                 1,020,000         67,585,200
-------------------------------------------------------------------------------
Total Consumer Discretionary                                        780,242,094
===============================================================================
Consumer Staples -- 2.4%
Beverages -- 0.5%
The Coca-Cola Co.                                    310,500         19,176,480
Pepsi Bottling Group, Inc.                           170,000          7,323,600
                                                                 --------------
                                                                     26,500,080
-------------------------------------------------------------------------------
Food & Staples Retailing -- 1.2%
The Kroger Co.                                     2,270,000         66,715,300
-------------------------------------------------------------------------------
Food Products -- 0.1%
Tyson Foods, Inc. Class A                            470,000          7,426,000
-------------------------------------------------------------------------------
Household Products -- 0.6%
Energizer Holdings, Inc. (a)                          60,200          6,278,860
The Procter & Gamble Co.                             360,000         25,027,200
                                                                 --------------
                                                                     31,306,060
-------------------------------------------------------------------------------
Total Consumer Staples                                              131,947,440
===============================================================================
Energy -- 14.3%
Energy Equipment & Services -- 1.4%
ENSCO International, Inc.                            420,000         23,305,800
Global Industries Ltd. (a)                           850,000         20,927,000
Tidewater, Inc.                                      630,000         34,442,100
                                                                 --------------
                                                                     78,674,900
-------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 12.9%
Chevron Corp.                                      1,384,500        126,695,595
ConocoPhillips                                     1,210,000        102,801,600
Exxon Mobil Corp.                                  2,442,900        224,722,371
Frontier Oil Corp.                                 1,210,000         55,405,900
Holly Corp.                                          670,000         42,076,000
Marathon Oil Corp.                                   970,000         57,356,100
Tesoro Corp. (c)                                     890,000         53,871,700
Valero Energy Corp.                                  960,000         67,612,800
                                                                 --------------
                                                                    730,542,066
-------------------------------------------------------------------------------
Total Energy                                                        809,216,966
===============================================================================
Financials -- 8.8%
Capital Markets -- 1.0%
The Goldman Sachs Group, Inc. (c)                     90,000         22,312,800
Janus Capital Group, Inc. (c)                      1,050,000         36,235,500
                                                                 --------------
                                                                     58,548,300
-------------------------------------------------------------------------------
Diversified Financial Services -- 0.8%
Bank of America Corp.                                510,000         24,622,800
Citigroup, Inc.                                      470,000         19,693,000
                                                                 --------------
                                                                     44,315,800
-------------------------------------------------------------------------------
Insurance -- 7.0%
ACE Ltd.                                              95,300          5,776,133
AON Corp. (c)                                        720,000         32,630,400
American International Group, Inc.                 1,620,000        102,254,400
Chubb Corp.                                        1,030,000         54,950,500
MetLife, Inc.                                        970,000         66,784,500
The Travelers Cos., Inc.                           1,300,000         67,873,000
UnumProvident Corp. (c)                              262,700          6,131,418
XL Capital Ltd. Class A                              830,000         59,718,500
                                                                 --------------
                                                                    396,118,851
-------------------------------------------------------------------------------
Total Financials                                                    498,982,951
===============================================================================
Health Care -- 15.9%
Health Care Equipment & Supplies -- 1.0%
Baxter International, Inc.                           103,900          6,235,039
Kinetic Concepts, Inc. (a)(c)                        842,200         50,616,220
                                                                 --------------
                                                                     56,851,259
-------------------------------------------------------------------------------
Health Care Providers & Services -- 11.1%
Aetna, Inc.                                        1,260,000         70,774,200
AmerisourceBergen Corp.                              876,000         41,268,360
Cigna Corp.                                          490,000         25,720,100
Coventry Health Care, Inc. (a)                       810,000         48,851,100
Express Scripts, Inc. (a)                          1,050,000         66,255,000
Humana, Inc. (a)                                     820,000         61,459,000
Laboratory Corp. of America Holdings (a)(c)          510,000         35,062,500
McKesson Corp. (c)                                   800,000         52,880,000
Medco Health Solutions, Inc. (a)                     740,000         69,841,200
UnitedHealth Group, Inc.                           1,650,000         81,097,500
WellPoint, Inc. (a)                                  940,000         74,476,200
                                                                 --------------
                                                                    627,685,160
-------------------------------------------------------------------------------
Life Sciences Tools & Services -- 0.8%
Invitrogen Corp. (a)                                  69,600          6,324,552
Waters Corp. (a)(c)                                  530,000         40,799,400
                                                                 --------------
                                                                     47,123,952
-------------------------------------------------------------------------------


        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007        41

Schedule of Investments (continued)              Master Large Cap Core Portfolio

                                                      Shares
Industry          Common Stocks                         Held         Value
===============================================================================
Health Care (concluded)
Pharmaceuticals -- 3.0%
Eli Lilly & Co.                                      196,200     $   10,624,230
Johnson & Johnson                                    220,000         14,337,400
Merck & Co., Inc.                                    372,900         21,725,154
Pfizer, Inc.                                       2,632,700         64,790,747
Schering-Plough Corp.                              1,790,000         54,630,800
                                                                 --------------
                                                                    166,108,331
-------------------------------------------------------------------------------
Total Health Care                                                   897,768,702
===============================================================================
Industrials -- 12.6%
Aerospace & Defense -- 4.2%
Honeywell International, Inc.                      1,230,000         74,304,300
L-3 Communications Holdings, Inc.                    220,000         24,120,800
Lockheed Martin Corp.                                610,800         67,212,432
Raytheon Co.                                       1,087,000         69,144,070
                                                                 --------------
                                                                    234,781,602
-------------------------------------------------------------------------------
Airlines -- 0.7%
Continental Airlines, Inc. Class B (a)(c)          1,200,000         41,220,000
-------------------------------------------------------------------------------
Commercial Services & Supplies -- 0.2%
Allied Waste Industries, Inc. (a)                    620,700          7,845,648
-------------------------------------------------------------------------------
Construction & Engineering -- 1.1%
Fluor Corp. (c)                                      390,000         61,620,000
-------------------------------------------------------------------------------
Electrical Equipment -- 1.5%
Rockwell Automation, Inc. (c)                        890,000         61,303,200
Thomas & Betts Corp. (a)                             440,000         24,644,400
                                                                 --------------
                                                                     85,947,600
-------------------------------------------------------------------------------
Industrial Conglomerates -- 1.7%
General Electric Co.                               2,340,000         96,314,400
-------------------------------------------------------------------------------
Machinery -- 3.2%
Deere & Co.                                          460,000         71,254,000
Eaton Corp.                                           83,900          7,767,462
Manitowoc Co.                                      1,040,000         51,230,400
Parker Hannifin Corp.                                550,000         44,203,500
Toro Co. (c)                                         140,000          7,792,400
                                                                 --------------
                                                                    182,247,762
-------------------------------------------------------------------------------
Total Industrials                                                   709,977,012
===============================================================================
Information Technology -- 26.3%
Communications Equipment -- 3.3%
Cisco Systems, Inc. (a)                            3,826,000        126,487,560
Juniper Networks, Inc. (a)                         1,730,000         62,280,000
                                                                 --------------
                                                                    188,767,560
-------------------------------------------------------------------------------
Computers & Peripherals -- 7.3%
Dell, Inc. (a)(c)                                  2,160,000         66,096,000
EMC Corp. (a)(c)                                   2,970,000         75,408,300
Hewlett-Packard Co.                                1,984,000        102,533,120
International Business Machines Corp.              1,002,900        116,456,748
Seagate Technology                                 1,810,000         50,390,400
Western Digital Corp. (a)                             60,000          1,555,200
                                                                 --------------
                                                                    412,439,768
-------------------------------------------------------------------------------
Electronic Equipment & Instruments -- 0.8%
Avnet, Inc. (a)                                      800,000         33,376,000
Mettler Toledo International, Inc. (a)               130,000         13,825,500
                                                                 --------------
                                                                     47,201,500
-------------------------------------------------------------------------------
IT Services -- 3.4%
Accenture Ltd. Class A (c)                         1,640,000         64,042,000
Computer Sciences Corp. (a)(c)                       792,900         46,297,431
DST Systems, Inc. (a)(c)                             540,000         45,743,400
Electronic Data Systems Corp.                      1,770,000         38,214,300
                                                                 --------------
                                                                    194,297,131
-------------------------------------------------------------------------------
Office Electronics -- 0.8%
Xerox Corp. (a)                                    2,580,000         44,995,200
-------------------------------------------------------------------------------
Semiconductors & Semiconductor
Equipment -- 4.1%
Applied Materials, Inc.                            3,330,000         64,668,600
Integrated Device Technology, Inc. (a)             1,340,000         17,996,200
Intersil Corp. Class A                               330,000         10,012,200
KLA-Tencor Corp. (c)                                 780,000         41,067,000
Novellus Systems, Inc. (a)                         1,420,000         40,342,200
Nvidia Corp. (a)                                   1,610,000         56,961,800
                                                                 --------------
                                                                    231,048,000
-------------------------------------------------------------------------------
Software -- 6.6%
BMC Software, Inc. (a)                             1,730,000         58,543,200
CA, Inc. (c)                                         590,000         15,605,500
Cadence Design Systems, Inc. (a)(c)                1,782,600         34,938,960
Compuware Corp. (a)                                1,110,000         11,100,000
McAfee, Inc. (a)                                   1,280,000         52,928,000
Microsoft Corp.                                    2,400,700         88,369,767
Oracle Corp. (a)                                   3,980,000         88,236,600
Synopsys, Inc. (a)                                   700,000         19,782,000
                                                                 --------------
                                                                    369,504,027
-------------------------------------------------------------------------------
Total Information Technology                                      1,488,253,186
===============================================================================
Materials -- 4.0%
Chemicals -- 1.3%
Eastman Chemical Co.                                 141,900          9,449,121
Lubrizol Corp.                                        86,200          5,851,256
The Mosaic Co. (a)                                   830,000         57,934,000
                                                                 --------------
                                                                     73,234,377
-------------------------------------------------------------------------------
Containers & Packaging -- 0.5%
Packaging Corp. of America (c)                       830,000         26,427,200
-------------------------------------------------------------------------------
Metals & Mining -- 1.1%
Southern Copper Corp. (c)                            450,000         62,865,000
-------------------------------------------------------------------------------
Paper & Forest Products -- 1.1%
International Paper Co. (c)                        1,730,000         63,940,800
-------------------------------------------------------------------------------
Total Materials                                                     226,467,377
===============================================================================


42        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007

Schedule of Investments (concluded)              Master Large Cap Core Portfolio

                                                      Shares
Industry          Common Stocks                         Held         Value
===============================================================================
Telecommunication Services -- 1.9%
Diversified Telecommunication Services -- 1.9%
AT&T Inc.                                            910,000     $   38,028,900
Qwest Communications International Inc. (a)(c)     7,450,000         53,491,000
Verizon Communications, Inc.                         317,491         14,626,810
-------------------------------------------------------------------------------
Total Telecommunication Services                                    106,146,710
===============================================================================
Utilities -- 0.1%
Electric Utilities -- 0.1%
Edison International                                 128,600          7,478,090
-------------------------------------------------------------------------------
Total Utilities                                                       7,478,090
===============================================================================
Total Common Stocks (Cost -- $4,694,109,534) -- 100.1%            5,656,480,528
===============================================================================

                                                  Beneficial
                  Short-Term Securities             Interest         Value
===============================================================================
BlackRock Liquidity Series, LLC
   Money Market Series, 5.04% (b)(d)(e)         $882,440,300     $  882,440,300
-------------------------------------------------------------------------------
Total Short-Term Securities
(Cost -- $882,440,300) -- 15.6%                                     882,440,300
===============================================================================
Total Investments
(Cost -- $5,576,549,834*) -- 115.7%                               6,538,920,828

Liabilities in Excess of Other Assets -- (15.7%)                   (889,189,839)
                                                                 --------------
Net Assets -- 100.0%                                             $5,649,730,989
                                                                 ==============

* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .......................................    $ 5,590,044,063
                                                                ===============
      Gross unrealized appreciation ........................    $ 1,061,508,790
      Gross unrealized depreciation ........................       (112,632,025)
                                                                ---------------
      Net unrealized appreciation ..........................    $   948,876,765
                                                                ===============

(a)   Non-income producing security.
(b)   Security was purchased with the cash proceeds from securities loans.
(c)   Security, or a portion of security, is on loan.
(d)   Represents the current yield as of October 31, 2007.
(e) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------
                                                        Net          Interest
Affiliate                                             Activity        Income
--------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC
  Cash Sweep Series                                           --    $     55,193
BlackRock Liquidity Series, LLC
  Money Market Series                               $233,561,500    $  1,434,000
--------------------------------------------------------------------------------

o For Portfolio compliance purposes, the Portfolio's sector and industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease. Sectors and industries are shown as a percent of net assets. These sector and industry classifications are unaudited.

      See Notes to Financial Statements.


        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007        43

Schedule of Investments as of October 31, 2007
                                               Master Large Cap Growth Portfolio

                                                      Shares
Industry          Common Stocks                         Held         Value
===============================================================================
Consumer Discretionary -- 13.6%
Diversified Consumer Services -- 2.3%
Apollo Group, Inc. Class A (b)(d)                    180,000     $   14,266,800
ITT Educational Services, Inc. (b)(d)                110,000         13,990,900
                                                                 --------------
                                                                     28,257,700
-------------------------------------------------------------------------------
Hotels, Restaurants & Leisure -- 0.8%
Darden Restaurants, Inc.                             220,000          9,460,000
-------------------------------------------------------------------------------
Media -- 2.2%
Omnicom Group Inc.                                   234,000         11,929,320
Walt Disney Co. (d)                                  460,000         15,929,800
                                                                 --------------
                                                                     27,859,120
-------------------------------------------------------------------------------
Multiline Retail -- 2.7%
Big Lots, Inc. (b)(d)                                450,000         10,791,000
Dollar Tree Stores, Inc. (b)(d)                      330,000         12,639,000
Family Dollar Stores, Inc. (d)                       380,000          9,633,000
                                                                 --------------
                                                                     33,063,000
-------------------------------------------------------------------------------
Specialty Retail -- 4.6%
AutoZone, Inc. (b)(d)                                 90,000         11,196,900
GameStop Corp. Class A (b)                           240,000         14,212,800
Men's Wearhouse, Inc.                                177,000          7,480,020
RadioShack Corp. (d)                                 540,000         11,134,800
The Sherwin-Williams Co.                             200,000         12,784,000
                                                                 --------------
                                                                     56,808,520
-------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods -- 1.0%
Nike, Inc. Class B                                   190,000         12,589,400
-------------------------------------------------------------------------------
Total Consumer Discretionary                                        168,037,740
===============================================================================
Consumer Staples -- 3.3%
Beverages -- 1.1%
Pepsi Bottling Group, Inc.                           310,000         13,354,800
-------------------------------------------------------------------------------
Food & Staples Retailing -- 1.2%
The Kroger Co.                                       480,000         14,107,200
-------------------------------------------------------------------------------
Household Products -- 1.0%
Energizer Holdings, Inc. (b)(d)                      120,000         12,516,000
-------------------------------------------------------------------------------
Total Consumer Staples                                               39,978,000
===============================================================================
Energy -- 7.8%
Energy Equipment & Services -- 2.1%
ENSCO International, Inc.                            230,000         12,762,700
Global Industries Ltd. (b)                            90,000          2,215,800
Tidewater, Inc.                                      210,000         11,480,700
                                                                 --------------
                                                                     26,459,200
-------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 5.7%
Exxon Mobil Corp.                                    173,000         15,914,270
Frontier Oil Corp.                                   290,000         13,279,100
Holly Corp. (d)                                      190,000         11,932,000
Tesoro Corp.                                         210,000         12,711,300
Valero Energy Corp.                                  230,000         16,198,900
                                                                 --------------
                                                                     70,035,570
-------------------------------------------------------------------------------
Total Energy                                                         96,494,770
===============================================================================
Financials -- 3.3%
Capital Markets -- 1.1%
Janus Capital Group, Inc. (d)                        390,000         13,458,900
-------------------------------------------------------------------------------
Insurance -- 2.2%
CNA Financial Corp. (d)                              200,000          7,926,000
PartnerRe Ltd.                                       150,000         12,487,500
Transatlantic Holdings, Inc.                          70,000          5,217,100
XL Capital Ltd. Class A                               20,000          1,439,000
                                                                 --------------
                                                                     27,069,600
-------------------------------------------------------------------------------
Total Financials                                                     40,528,500
===============================================================================
Health Care -- 16.2%
Health Care Equipment & Supplies -- 1.0%
Kinetic Concepts, Inc. (b)(d)                        210,000         12,621,000
-------------------------------------------------------------------------------
Health Care Providers & Services -- 10.4%
Aetna, Inc.                                          290,000         16,289,300
AmerisourceBergen Corp.                              100,000          4,711,000
Coventry Health Care, Inc. (b)                       230,000         13,871,300
Express Scripts, Inc. (b)                            230,000         14,513,000
Humana, Inc. (b)                                     180,000         13,491,000
McKesson Corp.                                       151,900         10,040,590
Medco Health Solutions, Inc. (b)                     180,000         16,988,400
UnitedHealth Group, Inc.                             460,000         22,609,000
WellPoint, Inc. (b)                                  200,000         15,846,000
                                                                 --------------
                                                                    128,359,590
-------------------------------------------------------------------------------
Life Sciences Tools & Services -- 2.7%
Invitrogen Corp. (b)(d)                              150,000         13,630,500
PerkinElmer, Inc.                                    200,000          5,504,000
Waters Corp. (b)                                     186,000         14,318,280
                                                                 --------------
                                                                     33,452,780
-------------------------------------------------------------------------------
Pharmaceuticals -- 2.1%
Eli Lilly & Co.                                       50,000          2,707,500
Pfizer, Inc.                                         177,600          4,370,736
Schering-Plough Corp. (d)                            600,000         18,312,000
                                                                 --------------
                                                                     25,390,236
-------------------------------------------------------------------------------
Total Healthcare                                                    199,823,606
===============================================================================
Industrials -- 12.8%
Aerospace & Defense -- 5.0%
Honeywell International, Inc.                        300,000         18,123,000
L-3 Communications Holdings, Inc.                    120,000         13,156,800
Lockheed Martin Corp. (d)                            142,000         15,625,680
Raytheon Co.                                         230,000         14,630,300
                                                                 --------------
                                                                     61,535,780
-------------------------------------------------------------------------------
Commercial Services & Supplies -- 1.7%
Allied Waste Industries, Inc. (b)(d)                 890,000         11,249,600
Steelcase, Inc. Class A                              550,000          9,828,500
                                                                 --------------
                                                                     21,078,100
-------------------------------------------------------------------------------


44        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007

Schedule of Investments (continued)            Master Large Cap Growth Portfolio

                                                      Shares
Industry          Common Stocks                         Held         Value
===============================================================================
Industrials (concluded)
Construction & Engineering -- 1.2%
Fluor Corp. (d)                                       90,000     $   14,220,000
-------------------------------------------------------------------------------
Electrical Equipment -- 2.1%
Rockwell Automation, Inc. (d)                        200,000         13,776,000
Thomas & Betts Corp. (b)                             220,000         12,322,200
                                                                 --------------
                                                                     26,098,200
-------------------------------------------------------------------------------
Industrial Conglomerates -- 0.8%
Textron, Inc.                                        150,000         10,381,500
-------------------------------------------------------------------------------
Machinery -- 2.0%
Manitowoc Co.                                        270,000         13,300,200
Toro Co.                                             210,000         11,688,600
                                                                 --------------
                                                                     24,988,800
-------------------------------------------------------------------------------
Total Industrials                                                   158,302,380
===============================================================================
Information Technology -- 38.7%
Communications Equipment -- 4.3%
Cisco Systems, Inc. (b)                            1,170,000         38,680,200
Juniper Networks, Inc. (b)                           410,000         14,760,000
                                                                 --------------
                                                                     53,440,200
-------------------------------------------------------------------------------
Computers & Peripherals -- 9.9%
Dell, Inc. (b)                                       750,000         22,950,000
EMC Corp. (b)                                        840,000         21,327,600
Hewlett-Packard Co.                                  620,000         32,041,600
International Business Machines Corp.                270,000         31,352,400
Seagate Technology                                   490,000         13,641,600
Western Digital Corp. (b)                             30,000            777,600
                                                                 --------------
                                                                    122,090,800
-------------------------------------------------------------------------------
Electronic Equipment & Instruments -- 2.9%
Agilent Technologies, Inc. (b)                       225,000          8,291,250
Avnet, Inc. (b)(d)                                   310,000         12,933,200
Mettler Toledo International, Inc. (b)               130,000         13,825,500
                                                                 --------------
                                                                     35,049,950
-------------------------------------------------------------------------------
IT Services -- 4.4%
Accenture Ltd. Class A                               400,000         15,620,000
DST Systems, Inc. (b)(d)                             160,000         13,553,600
Electronic Data Systems Corp.                        560,000         12,090,400
Hewitt Associates, Inc. Class A (b)                  360,000         12,700,800
                                                                 --------------
                                                                     53,964,800
-------------------------------------------------------------------------------
Internet Software & Services -- 1.2%
eBay, Inc. (b)                                       410,000         14,801,000
-------------------------------------------------------------------------------
Semiconductors & Semiconductor
Equipment -- 6.0%
Applied Materials, Inc.                              760,000         14,759,200
Integrated Device Technology, Inc. (b)(d)            690,000          9,266,700
Intersil Corp. Class A                               390,000         11,832,600
KLA-Tencor Corp. (d)                                 230,000         12,109,500
Novellus Systems, Inc. (b)                           370,000         10,511,700
Nvidia Corp. (b)                                     440,000         15,567,200
                                                                 --------------
                                                                     74,046,900
-------------------------------------------------------------------------------
Software -- 10.0%
BMC Software, Inc. (b)                               400,000         13,536,000
CA, Inc. (d)                                         500,000         13,225,000
Cadence Design Systems, Inc. (b)(d)                  570,000         11,172,000
Compuware Corp. (b)(d)                             1,180,000         11,800,000
McAfee, Inc. (b)(d)                                  360,000         14,886,000
Microsoft Corp.                                      560,000         20,613,600
Oracle Corp. (b)                                   1,160,000         25,717,200
Synopsys, Inc. (b)(d)                                460,000         12,999,600
                                                                 --------------
                                                                    123,949,400
-------------------------------------------------------------------------------
Total Information Technology                                        477,343,050
===============================================================================
Materials -- 4.5%
Chemicals -- 1.1%
The Mosaic Co. (b)                                   200,000         13,960,000
-------------------------------------------------------------------------------
Containers & Packaging -- 2.3%
Owens-Illinois, Inc. (b)                             320,000         14,214,400
Packaging Corp. of America (d)                       430,000         13,691,200
                                                                 --------------
                                                                     27,905,600
-------------------------------------------------------------------------------
Metals & Mining -- 1.1%
Southern Copper Corp. (d)                            100,000         13,970,000
-------------------------------------------------------------------------------
Total Materials                                                      55,835,600
===============================================================================
Total Common Stocks (Cost -- $1,044,186,057) -- 100.2%            1,236,343,646
===============================================================================

===============================================================================

                  Short-Term                     Beneficial
                  Securities                       Interest
===============================================================================

BlackRock Liquidity Series, LLC Cash Sweep
  Series, 4.96% (a)(c)                         $  1,956,307           1,956,307
BlackRock Liquidity Series, LLC Money Market
  Series, 5.04% (a)(c)(e)                       195,907,400         195,907,400
-------------------------------------------------------------------------------
Total Short-Term Securities (Cost -- $197,863,707) -- 16.0%         197,863,707
===============================================================================
Total Investments (Cost -- $1,242,049,764*) -- 116.2%             1,434,207,353

Liabilities in Excess of Other Assets -- (16.2%)                   (200,212,125)
                                                                 --------------
Net Assets -- 100.0%                                             $1,233,995,228
                                                                 ==============


        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007        45

Schedule of Investments (concluded)            Master Large Cap Growth Portfolio

* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .......................................    $ 1,244,546,152
                                                                ===============
      Gross unrealized appreciation ........................    $   210,961,051
      Gross unrealized depreciation ........................        (21,299,850)
                                                                ---------------
      Net unrealized appreciation ..........................    $   189,661,201
                                                                ===============

(a) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                         Net          Interest
      Affiliate                                        Activity        Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series                             $ 1,651,651    $   172,168
      BlackRock Liquidity Series, LLC
        Money Market Series                           $97,946,550    $   301,799
      --------------------------------------------------------------------------

(b)   Non-income producing security.
(c)   Represents the current yield as of October 31, 2007.
(d)   Security, or a portion of security, is on loan.
(e)   Security was purchased with the cash proceeds from securities loans.
o For Portfolio compliance purposes, the Portfolio's sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease. Sectors and industries are shown as a percent of net assets. These sector and industry classifications are unaudited.

      See Notes to Financial Statements.


46        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007

Schedule of Investments as of October 31, 2007
                                                Master Large Cap Value Portfolio

                                                      Shares
Industry          Common Stocks                         Held         Value
===============================================================================
Consumer Discretionary -- 5.1%
Diversified Consumer Services -- 0.1%
Service Corp. International                          470,000     $    6,800,900
-------------------------------------------------------------------------------
Media -- 1.5%
Walt Disney Co. (d)                                2,360,000         81,726,800
-------------------------------------------------------------------------------
Multiline Retail -- 1.6%
Dollar Tree Stores, Inc. (c)(d)                    1,190,000         45,577,000
Family Dollar Stores, Inc. (d)                     1,510,000         38,278,500
                                                                 --------------
                                                                     83,855,500
-------------------------------------------------------------------------------
Specialty Retail -- 1.9%
RadioShack Corp. (d)                               2,700,000         55,674,000
The Sherwin-Williams Co. (d)                         760,000         48,579,200
                                                                 --------------
                                                                    104,253,200
-------------------------------------------------------------------------------
Total Consumer Discretionary                                        276,636,400
===============================================================================
Consumer Staples -- 4.2%
Beverages -- 1.4%
Pepsi Bottling Group, Inc.                         1,180,000         50,834,400
PepsiAmericas, Inc. (d)                              630,000         22,503,600
                                                                 --------------
                                                                     73,338,000
-------------------------------------------------------------------------------
Food & Staples Retailing -- 1.1%
The Kroger Co.                                     2,100,000         61,719,000
-------------------------------------------------------------------------------
Food Products -- 0.9%
The J.M. Smucker Co.                                 290,000         15,494,700
Tyson Foods, Inc. Class A                          2,160,000         34,128,000
                                                                 --------------
                                                                     49,622,700
-------------------------------------------------------------------------------
Household Products -- 0.8%
Energizer Holdings, Inc. (c)(d)                      400,000         41,720,000
-------------------------------------------------------------------------------
Total Consumer Staples                                              226,399,700
===============================================================================
Energy -- 20.4%
Energy Equipment & Services -- 1.9%
ENSCO International, Inc.                            960,000         53,270,400
Tidewater, Inc.                                      940,000         51,389,800
                                                                 --------------
                                                                    104,660,200
-------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 18.5%
Chevron Corp.                                      2,120,000        194,001,200
ConocoPhillips                                     1,810,000        153,777,600
Exxon Mobil Corp.                                  3,630,000        333,923,700
Frontier Oil Corp.                                 1,230,000         56,321,700
Marathon Oil Corp.                                 1,480,000         87,512,400
Occidental Petroleum Corp.                           820,000         56,621,000
Sunoco, Inc.                                          70,000          5,152,000
Tesoro Corp. (d)                                     840,000         50,845,200
Valero Energy Corp.                                  810,000         57,048,300
                                                                 --------------
                                                                    995,203,100
-------------------------------------------------------------------------------
Total Energy                                                      1,099,863,300
===============================================================================
Financials -- 21.2%
Capital Markets -- 2.4%
The Goldman Sachs Group, Inc.                        300,000     $   74,376,000
Janus Capital Group, Inc. (d)                      1,610,000         55,561,100
                                                                 --------------
                                                                    129,937,100
-------------------------------------------------------------------------------
Diversified Financial Services -- 4.0%
Bank of America Corp.                                950,000         45,866,000
Citigroup, Inc.                                    1,100,000         46,090,000
JPMorgan Chase & Co.                               2,630,000        123,610,000
                                                                 --------------
                                                                    215,566,000
-------------------------------------------------------------------------------
Insurance -- 14.8%
ACE Ltd.                                             380,000         23,031,800
AON Corp. (d)                                      1,420,000         64,354,400
American Financial Group, Inc. (d)                   540,000         16,146,000
American International Group, Inc.                 2,320,000        146,438,400
CNA Financial Corp. (d)                              440,000         17,437,200
Chubb Corp.                                        1,290,000         68,821,500
Everest Re Group Ltd.                                530,000         56,466,200
Loews Corp.                                          340,000         16,690,600
MetLife, Inc. (d)                                  1,110,000         76,423,500
PartnerRe Ltd.                                       510,000         42,457,500
RenaissanceRe Holdings Ltd.                          530,000         30,920,200
Safeco Corp. (d)                                     660,000         38,214,000
The Travelers Cos., Inc.                           1,510,000         78,837,100
UnumProvident Corp.                                2,160,000         50,414,400
W.R. Berkley Corp.                                   370,000         11,133,300
XL Capital Ltd. Class A                              850,000         61,157,500
                                                                 --------------
                                                                    798,943,600
-------------------------------------------------------------------------------
Total Financials                                                  1,144,446,700
===============================================================================
Health Care -- 12.9%
Health Care Equipment & Supplies -- 1.0%
Kinetic Concepts, Inc. (c)(d)                        860,000         51,686,000
-------------------------------------------------------------------------------
Health Care Providers & Services -- 8.2%
Aetna, Inc.                                        1,100,000         61,787,000
AmerisourceBergen Corp.                            1,130,000         53,234,300
Cigna Corp. (d)                                      950,000         49,865,500
Coventry Health Care, Inc. (c)                       940,000         56,691,400
Health Net, Inc. (c)                                 110,000          5,897,100
Humana, Inc. (c)                                     360,000         26,982,000
McKesson Corp. (d)                                   890,000         58,829,000
Medco Health Solutions, Inc. (c)                     600,000         56,628,000
WellPoint, Inc. (c)                                  940,000         74,476,200
                                                                 --------------
                                                                    444,390,500
-------------------------------------------------------------------------------
Life Sciences Tools & Services -- 1.4%
Invitrogen Corp. (c)                                 680,000         61,791,600
PerkinElmer, Inc.                                    480,000         13,209,600
                                                                 --------------
                                                                     75,001,200
-------------------------------------------------------------------------------
Pharmaceuticals -- 2.3%
Eli Lilly & Co.                                    1,140,000         61,731,000
King Pharmaceuticals, Inc. (c)(d)                  2,190,000         23,214,000
Pfizer, Inc.                                       1,697,100         41,765,631
                                                                 --------------
                                                                    126,710,631
-------------------------------------------------------------------------------
Total Healthcare                                                    697,788,331
===============================================================================
Industrials -- 12.8%
Aerospace & Defense -- 4.5%
Honeywell International, Inc.                      1,020,000         61,618,200
L-3 Communications Holdings, Inc. (d)                550,000         60,302,000
Northrop Grumman Corp.                               670,000         56,025,400
Raytheon Co.                                       1,010,000         64,246,100
                                                                 --------------
                                                                    242,191,700
-------------------------------------------------------------------------------


        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007        47

Schedule of Investments (continued)             Master Large Cap Value Portfolio

                                                      Shares
Industry          Common Stocks                         Held         Value
===============================================================================
Industrials (concluded)
Commercial Services & Supplies -- 0.7%
Manpower, Inc.                                       490,000     $   36,622,600
Waste Management, Inc.                                70,000          2,547,300
                                                                 --------------
                                                                     39,169,900
-------------------------------------------------------------------------------
Industrial Conglomerates -- 3.0%
General Electric Co.                               3,920,000        161,347,200
Teleflex, Inc.                                        20,000          1,464,200
                                                                 --------------
                                                                    162,811,400
-------------------------------------------------------------------------------
Machinery -- 4.6%
AGCO Corp. (c)(d)                                    310,000         18,500,800
Deere & Co.                                          520,000         80,548,000
Gardner Denver, Inc. (c)                             540,000         19,510,200
Parker Hannifin Corp.                                790,000         63,492,300
SPX Corp. (d)                                        630,000         63,819,000
                                                                 --------------
                                                                    245,870,300
-------------------------------------------------------------------------------
Total Industrials                                                   690,043,300
===============================================================================
Information Technology -- 14.0%
Communications Equipment -- 0.0%
Juniper Networks, Inc. (c)                            10,000            360,000
-------------------------------------------------------------------------------
Computers & Peripherals -- 3.5%
EMC Corp. (c)                                      2,270,000         57,635,300
Hewlett-Packard Co.                                1,030,000         53,230,400
International Business Machines Corp.                650,000         75,478,000
                                                                 --------------
                                                                    186,343,700
-------------------------------------------------------------------------------
Electronic Equipment & Instruments -- 1.1%
Avnet, Inc. (c)(d)                                 1,390,000         57,990,800
-------------------------------------------------------------------------------
IT Services -- 2.1%
Computer Sciences Corp. (c)(d)                     1,100,000         64,229,000
Electronic Data Systems Corp.                      2,070,000         44,691,300
Hewitt Associates, Inc. Class A (c)                  150,000          5,292,000
                                                                 --------------
                                                                    114,212,300
-------------------------------------------------------------------------------
Office Electronics -- 1.1%
Xerox Corp. (c)                                    3,490,000         60,865,600
-------------------------------------------------------------------------------
Semiconductors & Semiconductor
Equipment -- 1.7%
Integrated Device Technology, Inc. (c)               900,000         12,087,000
Intersil Corp. Class A                               140,000          4,247,600
KLA-Tencor Corp. (d)                                 480,000         25,272,000
Novellus Systems, Inc. (c)                         1,810,000         51,422,100
                                                                 --------------
                                                                     93,028,700
-------------------------------------------------------------------------------
Software -- 4.5%
BMC Software, Inc. (c)(d)                          1,050,000         35,532,000
CA, Inc. (d)                                       1,370,000         36,236,500
Cadence Design Systems, Inc. (c)(d)                2,660,000         52,136,000
Compuware Corp. (c)                                3,490,000         34,900,000
McAfee, Inc. (c)                                   1,360,000         56,236,000
Novell, Inc. (c)                                     150,000          1,134,000
Synopsys, Inc. (c)                                   920,000         25,999,200
                                                                 --------------
                                                                    242,173,700
-------------------------------------------------------------------------------
Total Information Technology                                        754,974,800
===============================================================================
Materials -- 5.7%
Chemicals -- 2.0%
E.I. du Pont de Nemours & Co.                        280,000         13,862,800
FMC Corp.                                            580,000         33,350,000
Lubrizol Corp.                                        52,800          3,584,064
The Mosaic Co. (c)                                   850,000         59,330,000
                                                                 --------------
                                                                    110,126,864
-------------------------------------------------------------------------------
Containers & Packaging -- 1.0%
Owens-Illinois, Inc. (c)                           1,240,000         55,080,800
-------------------------------------------------------------------------------
Metals & Mining -- 1.4%
Commercial Metals Co.                                450,000         14,121,000
United States Steel Corp.                            560,000         60,424,000
                                                                 --------------
                                                                     74,545,000
-------------------------------------------------------------------------------
Paper & Forest Products -- 1.3%
International Paper Co. (d)                        1,840,000         68,006,400
-------------------------------------------------------------------------------
Total Materials                                                     307,759,064
===============================================================================
Telecommunication Services -- 2.5%
Diversified Telecommunication Services -- 2.5%
AT&T Inc.                                          1,870,000         78,147,300
Qwest Communications International Inc. (c)(d)     7,630,000         54,783,400
-------------------------------------------------------------------------------
Total Telecommunication Services                                    132,930,700
===============================================================================
Utilities -- 1.4%
Multi-Utilities -- 1.4%
CMS Energy Corp. (d)                               2,280,000         38,691,600
NiSource, Inc.                                     1,620,000         33,129,000
-------------------------------------------------------------------------------
Total Utilities                                                      71,820,600
===============================================================================
Total Common Stocks
(Cost -- $4,686,469,455) -- 100.2%                                5,402,662,895
===============================================================================

===============================================================================

                  Short-Term                      Beneficial
                  Securities                        Interest
===============================================================================
BlackRock Liquidity Series, LLC
   Cash Sweep Series, 4.96% (a)(e)                  $ 10,615             10,615
BlackRock Liquidity Series, LLC
   Money Market Series, 5.04% (a)(b)(e)          571,092,250        571,092,250
-------------------------------------------------------------------------------
Total Short-Term Securities
(Cost -- $571,102,865) -- 10.6%                                     571,102,865
===============================================================================
Total Investments
(Cost -- $5,257,572,320*) -- 110.8%                               5,973,765,760

Liabilities in Excess of Other Assets -- (10.8%)                   (581,611,209)
                                                                 --------------
Net Assets -- 100.0%                                             $5,392,154,551
                                                                 ==============


48        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007

Schedule of Investments (concluded)             Master Large Cap Value Portfolio

* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost ........................................    $5,266,913,336
                                                                 ==============
      Gross unrealized appreciation .........................    $  845,886,315
      Gross unrealized depreciation .........................      (139,033,891)
                                                                 --------------
      Net unrealized appreciation ...........................    $  706,852,424
                                                                 ==============

(a) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                        Net           Interest
      Affiliate                                      Activity          Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series                          $(45,088,561)    $    568,062
      BlackRock Liquidity Series, LLC
        Money Market Series                        $ (4,105,650)    $    878,510
      --------------------------------------------------------------------------

(b)   Security was purchased with the cash proceeds from securities loans.
(c)   Non-income producing security.
(d)   Security, or a portion of security, is on loan.
(e)   Represents the current yield as of October 31, 2007.
o For Portfolio compliance purposes, the Portfolio's sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease. Sectors and industries are shown as a percent of net assets. These sector and industry classifica tions are unaudited.

      See Notes to Financial Statements.


        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007        49

Statements of Assets and Liabilities                 Master Large Cap Series LLC

                                                                                   Master Large      Master Large     Master Large
                                                                                    Cap Core         Cap Growth        Cap Value
As of October 31, 2007                                                              Portfolio         Portfolio        Portfolio
====================================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------------------
Investments in unaffiliated securities, at value*+ ...........................    $5,656,480,528    $1,236,343,646    $5,402,662,895
Investments in affiliated securities, at value** .............................       882,440,300       197,863,707       571,102,865
Receivables:
    Securities sold ..........................................................        34,659,347        14,177,288        43,856,481
    Contributions ............................................................         5,717,545         4,085,117        10,413,759
    Dividends ................................................................         2,781,152           328,650         2,635,450
    Securities lending .......................................................           234,396            43,484           132,084
Prepaid expenses and other assets ............................................           944,428             3,457            12,740
                                                                                  --------------------------------------------------
Total assets .................................................................     6,583,257,696     1,452,845,349     6,030,816,274
                                                                                  --------------------------------------------------
====================================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Collateral on securities loaned, at value ....................................       882,440,300       195,907,400       571,092,250
Bank overdraft ...............................................................         4,334,105                --         2,851,915
Payables:
    Securities purchased .....................................................        29,810,803        15,650,233        39,263,065
    Withdrawals ..............................................................        14,518,072         6,687,249        23,019,366
    Investment adviser .......................................................         2,158,393           512,780         2,183,456
    Other affiliates .........................................................            26,785             6,249            29,746
Accrued expenses and other liabilities .......................................           238,249            86,210           221,925
                                                                                  --------------------------------------------------
Total liabilities ............................................................       933,526,707       218,850,121       638,661,723
                                                                                  --------------------------------------------------
====================================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Net Assets ...................................................................    $5,649,730,989    $1,233,995,228    $5,392,154,551
                                                                                  ==================================================
====================================================================================================================================
Net Assets Consist of
------------------------------------------------------------------------------------------------------------------------------------
Investors' capital ...........................................................    $4,400,820,142    $1,041,837,639    $4,675,961,111
Unrealized appreciation -- net ...............................................     1,248,910,847       192,157,589       716,193,440
                                                                                  --------------------------------------------------
Net assets ...................................................................    $5,649,730,989    $1,233,995,228    $5,392,154,551
                                                                                  ==================================================
     * Identified cost for unaffiliated securities ...........................    $4,694,109,534    $1,044,186,057    $4,686,469,455
                                                                                  ==================================================
    ** Identified cost for affiliated securities .............................    $  882,440,300    $  197,863,707    $  571,102,865
                                                                                  ==================================================
     + Securities loaned, at value ...........................................    $  869,986,977    $  193,890,139    $  563,032,106
                                                                                  ==================================================

See Notes to Financial Statements.


50        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007

Statements of Operations                             Master Large Cap Series LLC

                                                                                   Master Large      Master Large     Master Large
                                                                                    Cap Core         Cap Growth        Cap Value
For the Year Ended October 31, 2007                                                 Portfolio         Portfolio        Portfolio
==================================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------------------
Dividends ......................................................................    $ 47,804,061    $  7,561,421    $ 68,263,982
Securities lending -- net ......................................................       1,434,000         301,799         878,510
Interest from affiliates .......................................................          55,193         172,168         568,062
                                                                                    ----------------------------------------------
Total income ...................................................................      49,293,254       8,035,388      69,710,554
                                                                                    ----------------------------------------------
==================================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------------------
Investment advisory fees .......................................................      20,167,935       5,015,080      22,924,455
Accounting services ............................................................         703,218         318,680         753,395
Custodian fees .................................................................         369,952         140,305         380,889
Directors' fees and expenses ...................................................         118,998          34,753         124,301
Professional fees ..............................................................          91,920          46,322          82,897
Pricing fees ...................................................................           1,136           1,135           1,135
Printing and shareholder reports ...............................................             725             184             805
Other ..........................................................................          79,266          20,867          75,391
                                                                                    ----------------------------------------------
Total expenses .................................................................      21,533,150       5,577,326      24,343,268
                                                                                    ----------------------------------------------
Investment income -- net .......................................................      27,760,104       2,458,062      45,367,286
                                                                                    ----------------------------------------------
==================================================================================================================================
Realized & Unrealized Gain -- Net
----------------------------------------------------------------------------------------------------------------------------------
Realized gain on investments -- net ............................................     527,140,752      69,759,009     338,339,351
Change in unrealized appreciation on investments -- net ........................     308,789,197      89,197,066     147,211,110
                                                                                    ----------------------------------------------
Total realized and unrealized gain -- net ......................................     835,929,949     158,956,075     485,550,461
                                                                                    ----------------------------------------------
Net Increase in Net Assets Resulting from Operations ...........................    $863,690,053    $161,414,137    $530,917,747
                                                                                    ==============================================

See Notes to Financial Statements.


        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007        51

Statements of Changes in Net Assets                  Master Large Cap Series LLC

                                                                                                  Master Large Cap Core Portfolio
                                                                                                -----------------------------------
                                                                                                        For the Year Ended
                                                                                                            October 31,
                                                                                                -----------------------------------
Increase (Decrease) in Net Assets:                                                                    2007                2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net ...................................................................    $    27,760,104     $    19,476,807
Realized gain -- net .......................................................................        527,140,752         195,731,487
Change in unrealized appreciation -- net ...................................................        308,789,197         289,376,493
                                                                                                -----------------------------------
Net increase in net assets resulting from operations .......................................        863,690,053         504,584,787
                                                                                                -----------------------------------
===================================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Proceeds from contributions ................................................................      1,128,729,030       1,448,673,363
Fair value of withdrawals ..................................................................       (219,326,884)       (743,318,106)
                                                                                                -----------------------------------
Net increase in net assets derived from capital transactions ...............................        909,402,146         705,355,257
                                                                                                -----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets ...............................................................      1,773,092,199       1,209,940,044
Beginning of year ..........................................................................      3,876,638,790       2,666,698,746
                                                                                                -----------------------------------
End of year ................................................................................    $ 5,649,730,989     $ 3,876,638,790
                                                                                                ===================================

See Notes to Financial Statements.


Statements of Changes in Net Assets                  Master Large Cap Series LLC

                                                                                                 Master Large Cap Growth Portfolio
                                                                                                -----------------------------------
                                                                                                        For the Year Ended
                                                                                                            October 31,
                                                                                                -----------------------------------
Increase (Decrease) in Net Assets:                                                                    2007                2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net ...................................................................    $     2,458,062     $     1,639,313
Realized gain -- net .......................................................................         69,759,009          24,740,475
Change in unrealized appreciation -- net ...................................................         89,197,066          44,967,618
                                                                                                -----------------------------------
Net increase in net assets resulting from operations .......................................        161,414,137          71,347,406
                                                                                                -----------------------------------
===================================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Proceeds from contributions ................................................................        596,750,862         416,035,279
Fair value of withdrawals ..................................................................       (309,546,572)       (191,404,006)
                                                                                                -----------------------------------
Net increase in net assets derived from capital transactions ...............................        287,204,290         224,631,273
                                                                                                -----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets ...............................................................        448,618,427         295,978,679
Beginning of year ..........................................................................        785,376,801         489,398,122
                                                                                                -----------------------------------
End of year ................................................................................    $ 1,233,995,228     $   785,376,801
                                                                                                ===================================

See Notes to Financial Statements.


52        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007

Statements of Changes in Net Assets                  Master Large Cap Series LLC

                                                                                                 Master Large Cap Value Portfolio
                                                                                                -----------------------------------
                                                                                                         For the Year Ended
                                                                                                            October 31,
                                                                                                -----------------------------------
Increase (Decrease) in Net Assets:                                                                    2007                2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net ...................................................................    $    45,367,286     $    17,996,957
Realized gain -- net .......................................................................        338,339,351         116,615,372
Change in unrealized appreciation -- net ...................................................        147,211,110         276,256,898
                                                                                                -----------------------------------
Net increase in net assets resulting from operations .......................................        530,917,747         410,869,227
                                                                                                -----------------------------------
===================================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Proceeds from contributions ................................................................      2,162,748,781       2,669,357,535
Fair value of withdrawals ..................................................................     (1,229,437,681)       (688,289,120)
                                                                                                -----------------------------------
Net increase in net assets derived from capital transactions ...............................        933,311,100       1,981,068,415
                                                                                                -----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets ...............................................................      1,464,228,847       2,391,937,642
Beginning of year ..........................................................................      3,927,925,704       1,535,988,062
                                                                                                -----------------------------------
End of year ................................................................................    $ 5,392,154,551     $ 3,927,925,704
                                                                                                ===================================

See Notes to Financial Statements.


        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007        53

Financial Highlights                                 Master Large Cap Series LLC

                                                   Master Large Cap Core Portfolio
The following ratios have       ----------------------------------------------------------------------
been derived from information                       For the Year Ended October 31,
information provided in the     ----------------------------------------------------------------------
financial statements.              2007           2006           2005           2004           2003
======================================================================================================
Total Investment Return
------------------------------------------------------------------------------------------------------
Total investment return ....         13.94%         17.32%         18.35%          9.61%         25.11%
                                ======================================================================
======================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------
Expenses ...................           .49%           .49%           .51%           .52%           .54%
                                ======================================================================
Investment income -- net ...           .63%           .58%           .72%           .57%           .48%
                                ======================================================================
======================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------
Net assets, end of year
  (in thousands) ...........    $5,649,731     $3,876,639     $2,666,699     $1,831,300     $1,454,109
                                ======================================================================
Portfolio turnover .........            96%            88%            94%           136%           139%
                                ======================================================================

                                                  Master Large Cap Growth Portfolio
The following ratios have       ----------------------------------------------------------------------
been derived from information                       For the Year Ended October 31,
information provided in the     ----------------------------------------------------------------------
financial statements.              2007           2006           2005           2004           2003
======================================================================================================
Total Investment Return
------------------------------------------------------------------------------------------------------
Total investment return ....         17.47%         14.05%         12.47%          5.42%         25.01%
                                ======================================================================
======================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------
Expenses ...................           .56%           .56%           .57%           .59%           .61%
                                ======================================================================
Investment income -- net ...           .25%           .26%           .33%           .09%           .04%
                                ======================================================================
======================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------
Net assets, end of year
  (in thousands) ...........    $1,233,995     $  785,377     $  489,398     $  344,400     $  250,166
                                ======================================================================
Portfolio turnover .........            87%           117%           132%           165%           178%
                                ======================================================================

        See Notes to Financial Statements.


Financial Highlights                                 Master Large Cap Series LLC

                                                                        Master Large Cap Value Portfolio
                                                     ----------------------------------------------------------------------
                                                                         For the Year Ended October 31,
The following ratios have been derived from          ----------------------------------------------------------------------
information provided in the financial statements.       2007           2006           2005           2004           2003
===========================================================================================================================
Total Investment Return
---------------------------------------------------------------------------------------------------------------------------
Total investment return .........................         12.72%         18.48%         21.93%         14.57%         27.05%
                                                     ======================================================================
===========================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------
Expenses ........................................           .51%           .53%           .55%           .56%           .57%
                                                     ======================================================================
Investment income -- net ........................           .95%           .73%           .80%           .93%           .97%
                                                     ======================================================================
===========================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ..........    $5,392,155     $3,927,926     $1,535,988     $  810,489     $  515,257
                                                     ======================================================================
Portfolio turnover ..............................            72%            71%            95%           128%           157%
                                                     ======================================================================

See Notes to Financial Statements.


54        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007

Notes to Financial Statements                        Master Large Cap Series LLC

1. Significant Accounting Policies:

Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio (the "Portfolios" or individually the "Portfolio") constitute the Master Large Cap Series LLC (the "Master LLC"). The Master LLC is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware limited liability company. Prior to June 15, 2007, the Master LLC was organized as a Delaware statutory trust (the "Trust"). The Limited Liability Company Agreement (the "LLC Agreement") permits the Directors (and prior to June 15, 2007, the Declaration of Trust permitted the Trustees) to issue nontransferable interests in the Master LLC/Trust, subject to certain limitations. Throughout this report the Trust and the Master LLC are referred to as the Master LLC and the Board of Directors of the Master LLC and the Board of Trustees of the Trust are referred to as the Board of Directors. The Portfolios' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Portfolios.

(a) Valuation of investments -- Equity securities held by each Portfolio that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Master LLC. Long positions traded in the over-the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Master LLC. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Effective September 4, 2007, exchange-traded options are valued at the mean price between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Portfolios from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. Each Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Master LLC, including valuations furnished by the pricing services retained by each Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Master LLC under the general supervision of the Master LLC's Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Master LLC.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments, and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of each Portfolio are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of each Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Master LLC's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Master LLC's Board of Directors.

(b) Derivative financial instruments -- Each Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

o Financial futures contracts -- Each Portfolio may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss


        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007        55

Notes to Financial Statements (continued)            Master Large Cap Series LLC

      equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- Each Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Income taxes -- Master Large Cap Core Portfolio and Master Large Cap Value Portfolio are classified as partnerships for federal income tax purposes. Master Large Cap Growth Portfolio is considered as a "pass-through" entity for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(e) Securities lending -- Each Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Portfolio typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finders, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(f) Bank overdraft -- Master Large Cap Core Portfolio and Master Large Cap Value Portfolio each recorded a bank overdraft, which resulted from management estimates of available cash.

(g) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Portfolios' financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Portfolios' financial statements, if any, has not been determined.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Portfolios' financial statements, if any, has not been determined.


56        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007

Notes to Financial Statements (concluded)            Master Large Cap Series LLC

2. Investment Advisory Agreement and Transactions with Affiliates:

The Master LLC, on behalf of each Portfolio, has entered into an Investment Advisor Agreement with the Manager. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of each Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolios. Master Large Cap Core Portfolio pays a monthly fee at an annual rate of .50% of the average daily net assets not exceeding $1 billion, .45% of average daily net assets in excess of $1 billion but not exceeding $5 billion and .40% of average daily net assets in excess of $5 billion; Master Large Cap Growth Portfolio pays a monthly fee at an annual rate of .50% of the average daily net assets not exceeding $5 billion and ..45% of average daily net assets in excess of $5 billion; and Master Large Cap Value Portfolio pays a monthly fee at an annual rate of .50% of the average daily net assets not exceeding $3 billion and .45% of average daily net assets in excess of $3 billion.

In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the sub-adviser for services it provides a monthly fee at an annual rate equal to a percentage of the management fee paid by the Portfolios to the Manager.

The Portfolios have received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. As of October 31, 2007, Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio lent securities with values of $176,250,285, $29,537,387 and $80,567,856, respectively, to MLPF&S or its affiliates. Pursuant to that order, the Portfolios have retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended October 31, 2007, BIM received $464,185, $94,115 and $286,229 in securities lending agent fees for Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio, respectively.

In addition, MLPF&S received commissions on the execution of portfolio security transactions for the year ended October 31, 2007. The commissions were as follows:

--------------------------------------------------------------------------------
                                                                     Commissions
--------------------------------------------------------------------------------
Master Large Cap Core Portfolio ...................................       $  100
Master Large Cap Value Portfolio ..................................       $2,750
--------------------------------------------------------------------------------

For the year ended October 31, 2007, the Portfolios reimbursed the Manager for certain accounting services. The reimbursements were as follows:

--------------------------------------------------------------------------------
                                                                   Reimbursement
                                                                  to the Manager
--------------------------------------------------------------------------------
Master Large Cap Core Portfolio ...................................      $   224
Master Large Cap Growth Portfolio .................................      $18,327
Master Large Cap Value Portfolio ..................................      $92,721
--------------------------------------------------------------------------------

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2007 were as follows:

--------------------------------------------------------------------------------
                                             Total Purchases        Total Sales
--------------------------------------------------------------------------------
Master Large Cap Core Portfolio ............  $4,306,839,166      $4,216,123,520
Master Large Cap Growth Portfolio ..........  $1,165,507,376      $  872,239,984
Master Large Cap Value Portfolio ...........  $4,413,973,841      $3,427,541,117
--------------------------------------------------------------------------------

4. Short-Term Borrowings:

Each Portfolio, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007 and was subsequently renewed. Each Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolios pay a commitment fee of .06% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. None of the Portfolios borrowed under the credit agreement during the year ended October 31, 2007.

5. Acquisitions:

Master Large Cap Core

On September 24, 2007, an investor of Master Large Cap Core Portfolio ("Master Large Cap Core") acquired all of the net assets of BlackRock Investment Trust Portfolio of BlackRock Funds ("Investment Trust"), pursuant to a plan of reorganization. As a result of the reorganization, which included $286,539,853 of net unrealized appreciation, the Master Large Cap Core Portfolio received an in-kind contribution of portfolio securities.


        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007        57

Report of Independent Registered Public Accounting Firm
                                                     Master Large Cap Series LLC

To the Investors and Board of Directors of Master Large Cap Series LLC:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Master Large Cap Series LLC (formerly Master Large Cap Series Trust) (the "Master LLC"), comprising Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio, as of October 31, 2007, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio of Master Large Cap Series LLC, as of October 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 26, 2007


58        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007

Officers and Directors as of October 31, 2007

                                                                                                Number of
                                                                                                Funds and
                                                                                                Portfolios in
                          Position(s)  Length of                                                Fund Complex    Other Public
Name, Address             Held with    Time                                                     Overseen by     Directorships
and Year of Birth         Funds        Served     Principal Occupation(s) During Past 5 Years   Director        Held by Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C. Doll, Jr.*      Fund         2005 to    Vice Chairman and Director of BlackRock,      120 Funds       None
P.O. Box 9011             President    2007       Inc., Global Chief Investment Officer for     161 Portfolios
Princeton, NJ 08543-9011  and                     Equities, Chairman of the BlackRock Retail
1954                      Director                Operating Committee, and member of the
                                                  BlackRock Executive Committee since 2006;
                                                  President of the funds advised by Merrill
                                                  Lynch Investment Managers, L.P. ("MLIM") and
                                                  its affiliates ("MLIM/FAM-advised funds")
                                                  from 2005 to 2006 and Chief Investment
                                                  Officer thereof from 2001 to 2006; President
                                                  of MLIM and Fund Asset Management, L.P.
                                                  ("FAM") from 2001 to 2006; Co-Head (Americas
                                                  Region) thereof from 2000 to 2001 and Senior
                                                  Vice President from 1999 to 2001; President
                                                  and Director of Princeton Services, Inc.
                                                  ("Princeton Services") and President of
                                                  Princeton Administrators, L.P. ("Princeton
                                                  Administrators") from 2001 to 2006; Chief
                                                  Investment Officer of OppenheimerFunds, Inc.
                                                  in 1999 and Executive Vice President thereof
                                                  from 1991 to 1999.
                          ----------------------------------------------------------------------------------------------------------
                          *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an
                                "interested person," as defined in the Investment Company Act, of the Fund based on his positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H. Bodurtha**       Director     1999 to    Director, The China Business Group, Inc.      37 Funds        None
P.O. Box 9095                          2007       since 1996 and Executive Vice President       57 Portfolios
Princeton, NJ 08543-9095                          thereof from 1996 to 2003; Chairman of the
1944                                              Board, Berkshire Holding Corporation since
                                                  1980; Partner, Squire, Sanders & Dempsey (a
                                                  law firm) from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A. Froot          Director     2005 to    Professor, Harvard University since 1992;     37 Funds        None
P.O. Box 9095                          2007       Professor, Massachusetts Institute of         57 Portfolios
Princeton, NJ 08543-9095                          Technology from 1986 to 1992.
1957
------------------------------------------------------------------------------------------------------------------------------------


        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007        59

                                                                                                Number of
                                                                                                Funds and
                                                                                                Portfolios in
                          Position(s)  Length of                                                Fund Complex    Other Public
Name, Address             Held with    Time                                                     Overseen by     Directorships
and Year of Birth         Funds        Served     Principal Occupation(s) During Past 5 Years   Director        Held by Director
====================================================================================================================================
Independent Directors* (continued)
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills**              Director     2002 to    Member of the Committee of Investment of      37 Funds        Kimco Realty
P.O. Box 9095                          2007       Employee Benefit Assets of the Association    57 Portfolios   Corporation
Princeton, NJ 08543-9095                          of Financial Professionals ("CIEBA") since
1935                                              1986; Member of CIEBA's Executive Committee
                                                  since 1988 and its Chairman from 1991 to
                                                  1992; Assistant Treasurer of International
                                                  Business Machines Corporation ("IBM") and
                                                  Chief Investment Officer of IBM Retirement
                                                  Funds from 1986 to 1993; Member of the
                                                  Investment Advisory Committee of the State
                                                  of New York Common Retirement Fund from 1989
                                                  to 2006; Member of the Investment Advisory
                                                  Committee of the Howard Hughes Medical
                                                  Institute from 1997 to 2000; Director, Duke
                                                  University Management Company from 1992 to
                                                  2004, Vice Chairman thereof from 1998 to
                                                  2004, and Director Emeritus thereof since
                                                  2004; Director, LaSalle Street Fund from
                                                  1995 to 2001; Director, Kimco Realty
                                                  Corporation since 1997; Member of the
                                                  Investment Advisory Committee of the
                                                  Virginia Retirement System since 1998, Vice
                                                  Chairman thereof from 2002 to 2005, and
                                                  Chairman thereof since 2005; Director,
                                                  Montpelier Foundation since 1998, its Vice
                                                  Chairman from 2000 to 2006, and Chairman,
                                                  thereof, since 2006; Member of the
                                                  Investment Committee of the Woodberry Forest
                                                  School since 2000; Member of the Investment
                                                  Committee of the National Trust for Historic
                                                  Preservation since 2000.
------------------------------------------------------------------------------------------------------------------------------------
Herbert I. London         Director     1999 to    Professor Emeritus, New York University       37 Funds        AIMS Worldwide, Inc.
P.O. Box 9095                          present    since 2005; John M. Olin Professor of         57 Portfolios
Princeton, NJ 08543-9095                          Humanities, New York University from 1993 to
1939                                              2005; and Professor thereof from 1980 to
                                                  2005; President, Hudson Institute since 1997
                                                  and Trustee thereof since 1980; Dean,
                                                  Gallatin Division of New York University
                                                  from 1976 to 1993; Distinguished Fellow,
                                                  Herman Kahn Chair, Hudson Institute from
                                                  1984 to 1985; Chairman of the Board of
                                                  Directors of Vigilant Research, Inc. since
                                                  2006; Member of the Board of Directors for
                                                  Grantham University since 2006; Director of
                                                  AIMS Worldwide, Inc. since 2006; Director of
                                                  Reflex Security since 2006; Director of
                                                  InnoCentive, Inc. since 2006; Director of
                                                  Cerego, LLC since 2005; Director, Damon
                                                  Corp. from 1991 to 1995; Overseer, Center
                                                  for Naval Analyses from 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta Cooper Ramo       Director     1999 to    Shareholder, Modrall, Sperling, Roehl,        37 Funds        None
P.O. Box 9095                          2007       Harris & Sisk, P.A. since 1993; President,    57 Portfolios
Princeton, NJ 08543-9095                          American Bar Association from 1995 to 1996
1942                                              and Member of the Board of Governors thereof
                                                  from 1994 to 1997; Shareholder, Poole, Kelly
                                                  and Ramo, Attorneys at Law P.C. from 1977 to
                                                  1993; Director of ECMC Group (service
                                                  provider to students, schools and lenders)
                                                  since 2001; Director, United New Mexico Bank
                                                  (now Wells Fargo) from 1983 to 1988;
                                                  Director, First National Bank of New Mexico
                                                  (now Wells Fargo) from 1975 to 1976; Vice
                                                  President, American Law Institute from 2004
                                                  to 2007 and President elect thereof since
                                                  2007.
------------------------------------------------------------------------------------------------------------------------------------
Robert S. Salomon, Jr.    Director     2002 to    Principal of STI Management (investment       37 Funds        None
P.O. Box 9095                          2007       adviser) from 1994 to 2005; Chairman and CEO  57 Portfolios
Princeton, NJ 08543-9095                          of Salomon Brothers Asset Management Inc.
1936                                              from 1992 to 1995; Chairman of Salomon
                                                  Brothers Equity Mutual Funds from 1992 to
                                                  1995; regular columnist with Forbes Magazine
                                                  from 1992 to 2002; Director of Stock
                                                  Research and U.S. Equity Strategist at
                                                  Salomon Brothers Inc. from 1975 to 1991;
                                                  Trustee, Commonfund from 1980 to 2001.
                          ----------------------------------------------------------------------------------------------------------
                          *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                          **    Co-Chairman of the Board of Directors and the Audit Committee.


60        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007

Officers and Directors (concluded)

                          Position(s)  Length of
Name, Address             Held with    Time
and Year of Birth         Funds        Served     Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke           Vice         1999 to    Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
P.O. Box 9011             President    2007       Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM")
Princeton, NJ 08543-9011  and                     in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer
1960                      Treasurer               thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
Karen Clark               Chief        2007       Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
P.O. Box 9011             Compliance              BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to
Princeton, NJ 08543-9011  Officer                 2007; Principal and Senior Compliance Officer, State Street Global Advisors,
1965                                              from 2001 to 2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998 to 2001; Branch Chief, Division of Investment Management and Office of
                                                  Compliance Inspections and Examinations, U.S. Securities and Exchange
                                                  Commission, from 1993 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Howard Surloff            Secretary    2007       Managing Director of BlackRock Inc. and General Counsel of U.S. Funds at
P.O. Box 9011                                     BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset
Princeton, NJ 08543-9011                          Management from 1993 to 2006.
1965
                          ----------------------------------------------------------------------------------------------------------
                          *     Officers of the Funds serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------
                          Further information about the Funds' Officers and Directors is available in the Funds' Statement of
                          Additional Information, which can be obtained without charge by calling 1-800-441-7762.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

PFPC Inc.
Wilmington, DE 19809

Accounting Agent

State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Sidley Austin LLP
New York, NY 10019


BlackRock Fund Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007        61

BlackRock Fund Information (concluded)

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Funds' Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at http://www.blackrock.com/edelivery

2) Select "eDelivery" under the "More Information" section

3) Log into your account

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

The Funds have delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Funds' Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling
(800) 441-7762, or on the Web site of the Securities and Exchange Commission (the"Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Funds' voting securities were voted (if any) by Funds' previous manager during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedules of portfolio holdings for the first and third quarters of their fiscal year with the Commission on Form N-Q. The Funds' Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds' Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.


Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


62        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio*
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
   Conservative Prepared Portfolio
   Moderate Prepared Portfolio
   Growth Prepared Portfolio
   Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
   Prepared Portfolio 2010
   Prepared Portfolio 2015
   Prepared Portfolio 2020
   Prepared Portfolio 2025
   Prepared Portfolio 2030
   Prepared Portfolio 2035
   Prepared Portfolio 2040
   Prepared Portfolio 2045
   Prepared Portfolio 2050

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


        BLACKROCK LARGE CAP SERIES FUNDS, INC.        OCTOBER 31, 2007        63

These reports are transmitted to shareholders only. The reports are not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds' current prospectus. Past performance results shown in these reports should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock Large Cap Series Funds, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


                                                                       BLACKROCK

                                                                #CAPSERIES-10/07

Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: Kenneth L. Urish (term began, effective November 1, 2007) Joe Grills (term ended, effective November 1, 2007) Robert S. Salomon, Jr. (term ended, effective November 1, 2007)

            Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -    Principal Accountant Fees and Services

----------------------------------------------------------------------------------------------------------------------------------
                         (a) Audit Fees          (b) Audit-Related Fees(1)        (c) Tax Fees(2)            (d) All Other Fees(3)
----------------------------------------------------------------------------------------------------------------------------------
                      Current      Previous        Current      Previous        Current      Previous        Current      Previous
                    Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal
   Entity Name          End        Year End          End        Year End          End        Year End          End        Year End
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Master Large Cap
Core Portfolio        $44,200      $36,000           $0        $10,400(4)       $9,200       $9,200            $0           $0
----------------------------------------------------------------------------------------------------------------------------------
BlackRock Large Cap
Core Fund             $19,900      $ 6,600           $0            $0           $6,100       $6,000          $1,042         $0
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Master Large Cap
Growth Portfolio      $37,900      $33,500           $0        $7,700(4)        $9,200         $0              $0           $0
----------------------------------------------------------------------------------------------------------------------------------
BlackRock Large Cap
Growth Fund           $12,700      $ 6,600           $0            $0           $6,100       $6,000          $1,042         $0
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Master Large Cap
Value Portfolio       $37,900      $33,500           $0        $10,200(4)       $9,200         $0              $0           $0
----------------------------------------------------------------------------------------------------------------------------------
BlackRock Large Cap
Value Fund            $12,700      $ 6,600           $0            $0           $6,100       $6,000          $1,042         $0
----------------------------------------------------------------------------------------------------------------------------------

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.
4 Paid by the Adviser.

            (e)(1) Audit Committee Pre-Approval Policies and Procedures:

                  The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the

            Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are
            a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

            (e)(2) None of the services described in each of Items 4(b) through
            (d) were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

            (f) Not Applicable

            (g) Affiliates' Aggregate Non-Audit Fees:

            --------------------------------------------------------------------
                                               Current Fiscal    Previous Fiscal
                     Entity Name                  Year End          Year End
            --------------------------------------------------------------------
            --------------------------------------------------------------------
            Master Large Cap Core Portfolio       $293,700         $2,938,183
            --------------------------------------------------------------------
            BlackRock Large Cap Core Fund         $291,642         $2,924,583
            --------------------------------------------------------------------
            --------------------------------------------------------------------
            Master Large Cap Growth Portfolio     $284,500         $2,926,283
            --------------------------------------------------------------------
            BlackRock Large Cap Growth Fund       $291,642         $2,924,583
            --------------------------------------------------------------------
            --------------------------------------------------------------------
            Master Large Cap Value Portfolio      $293,700         $2,928,783
            --------------------------------------------------------------------
            BlackRock Large Cap Value Fund        $291,642         $2,924,583
            --------------------------------------------------------------------

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $284,500, 0%

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating and Governance Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke,
    Chief Executive Officer (principal executive officer) of
    BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: December 19, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke,
    Chief Executive Officer (principal executive officer) of
    BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: December 19, 2007


By: /s/ Neal J. Andrews
    -----------------------------------
    Neal J. Andrews,
    Chief Financial Officer (principal financial officer) of
    BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: December 19, 2007